UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Amendment No. 1

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

_________________________________________________________________________________________

ASCENDIA BRANDS, INC.

(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT NOTICE

To our Stockholders:

Ascendia Brands, Inc. (“Ascendia” or the “Company”) hereby gives notice to the holders of its common stock, par value $.001 per share (the “Common Stock”), Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”, and collectively with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, the “Capital Stock”), that by written consent on December 30, 2006, in lieu of a meeting of stockholders, the holders of more than a majority of the voting power of our outstanding Capital Stock (i) ratified the Company’s board of directors’ approval of the issuance of the Series B Preferred Stock and Series B-1 Preferred Stock, in each case, convertible into shares of our Common Stock, and (ii) approved the amendment and restatement of notes convertible into shares of our Common Stock (the issuance of such shares being subject to the provisions of our Amended and Restated Certificate of Incorporation and applicable law), in the case of the immediately preceding clauses (i) and (ii) in an aggregate amount greater than 20% of our outstanding shares of our Common Stock (the “Transaction”). A description of the securities is contained in this Information Statement. The stockholders took this action solely for the purposes of satisfying requirements of the American Stock Exchange that require an issuer of listed securities to obtain prior stockholder approval of the Transaction.

The stockholder action by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

This action has been approved by the board of directors of the Company and the holders of more than a majority of the voting power of our outstanding Capital Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

Joseph A. Falsetti

Chairman of the Board of Directors

April __, 2007

ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our common stock, par value $.001 per share (the “Common Stock”), Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”, and collectively with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, the “Capital Stock”), in order to inform them that, in connection with the approval by our board of directors of the matters described below, the holders of more than a majority of the voting power of our outstanding Capital Stock subsequently approved these matters by written consent on December 30, 2006 (the “Written Consent”).

December 29, 2006 has been fixed as the record date for the determination of stockholders who are entitled to receive this Information Statement. On December 29, 2006, there were 11,744,056 shares of our Common Stock outstanding, 2,347.7745 shares of our Series A Preferred Stock outstanding, 300 shares of our Series B Preferred Stock outstanding and 30 shares of our Series B-1 Preferred Stock outstanding. As of the record date, each share of Common Stock entitles its holder to one vote, each share of Series A Preferred Stock entitles its holder to 10,118.9046 votes, each share of Series B Preferred Stock entitles its holders to 6,666.66 votes, and each share of Series B-1 Preferred Stock entitles its holders to 6,666.66 votes, in each case, on matters submitted to a vote of holders of the Common Stock.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES B-1 PREFERRED STOCK ON OR ABOUT APRIL __, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF SECURITIES

Exchange of Common Stock For Preferred Stock.

On December 27, 2006, the Company entered into an Amendment and Exchange Agreement (as amended by Amendment No. 1 on December 29, 2006) (the “Common Exchange Agreement”) with Prencen Lending LLC (“Prencen Lending”) and Prencen, LLC (“Prencen”) pursuant to which Prencen (i) exchanged 2,000,000 shares of our Common Stock for 300 shares of our Series B Preferred Stock and (ii) exchanged 200,000 shares of our Common Stock for 30 shares of our Series B-1 Preferred Stock. The exchanges were made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The consideration received by the Company in connection with the issuance of the

Series B Preferred Stock and Series B-1 Preferred Stock consisted of the waiver of certain registration delay payments required to be made by the Company under the prior registration rights agreement among the Company, Prencen and Prencen Lending. Each share of Series B Preferred Stock and Series B-1 Preferred Stock entitles the holder thereof to 6,666.66 votes per share on all matters to be voted on by the shareholders of the Company. Each share of Series B Preferred Stock and Series B-1 Preferred Stock is convertible only in connection with a Fundamental Transaction (as defined in the Certificate of Designations for each of the Series B Preferred Stock and Series B-1 Preferred Stock) into 6,666.66 shares of our Common Stock, subject to standard anti-dilution provisions, provided, however, that the holders of the Series B Preferred Stock and Series B-1 Preferred Stock may not convert any Series B Preferred Stock or Series B-1 Preferred Stock if and to the extent that, following such a conversion, such holder and any of its affiliates would collectively beneficially own more than 9.99 percent of the aggregate number of shares of our Common Stock outstanding following such conversion.

Amendment of Senior Secured Convertible Notes.

On December 30, 2006 the Company entered into an agreement (the “Note Amendment Agreement”) with Prencen Lending and Prencen, amending certain terms and conditions of the senior secured convertible notes (the “Notes”) in the principal amount of $91 million sold by the Company to Prencen Lending on August 2, 2006 pursuant to a Second Amended and Restated Securities Purchase Agreement, dated June 30, 2006, as amended (the “Securities Purchase Agreement”).

As amended, the Notes (the “Amended Notes”) have a term of 10 years from the date of the Note Amendment Agreement (subject to certain put and call rights described below), extended from August 2, 2016 under the original Notes. The Amended Notes bear interest at the same rate (9 percent per annum) as the original Notes, provided that the interest rate on the Amended Note is subject to increase to up to 13 percent upon the nonoccurrence of certain specified events. In addition, as a consequence of the completion by the Company of its February 9, 2007 purchase of certain assets, including the Calgon® and the healing garden® brands, from Coty Inc. and certain of its affiliates (the “Coty Transaction”), the Company is required to defer and capitalize interest on the outstanding balance of the Amended Notes indefinitely.

Any portion of the balance due under the Amended Notes is convertible at any time, at the option of the holders(s), into our Common Stock (the “Conversion Shares”) at a price of $0.42 per share (subject to certain anti-dilution adjustments), provided that the holders may not convert any amounts due under the Amended Notes if and to the extent that, following such a conversion, the holder and any affiliate would collectively beneficially own more than 9.99 percent of the aggregate number of shares of our Common Stock outstanding following such conversion. Prior to the amendment of the Notes, the conversion price was $1.75 per share (subject to certain anti-dilution adjustments). The Company may require the exchange of up to $40 million in principal amount of the Amended Notes, at a premium of 15 percent, if necessary to maintain the Company’s stockholders’ equity at the level required pursuant to the continued listing standards of the American Stock Exchange (the “AMEX”), on which our Common Stock is listed.

At any time after the eighth anniversary of the Note Amendment Agreement, the Company or any holder may redeem all or any portion of the balance outstanding under the Amended Notes at a premium of 7 percent. The Amended Notes are redeemable by the holder(s) at any time upon the occurrence of an event of default or a change in control of the Company (as defined in the Amended Notes), at premiums of 25 and 20 percent, respectively. In addition, upon the consummation of an Acquisition, the Company may redeem up to $10 million in principal amount of the Amended Notes at a premium of 15 percent, and up to an additional $10 million in principal amount of the Amended Notes at a premium to be mutually agreed between the parties.

The Amended Notes rank as senior secured indebtedness of the Company, are secured by liens on all of the Company’s and its subsidiaries’ assets (other than Cenuco, Inc.) and are guaranteed by all of the Company’s subsidiaries (other than Cenuco, Inc.). The Amended Notes were subject to a first priority lien on the Company’s U.S. inventory and accounts receivable to secure a revolving credit facility of $13 million that was terminated on February 9, 2007 in conjunction with the closing of the Coty Transaction.

In connection with the amendment to the Notes, Prencen Lending agreed to waive certain defaults arising under the Notes relating to the payment of accrued interest due December 31, 2006, waive compliance with certain financial covenants through the end of the Company’s current fiscal year, and to defer until June 30, 2007 the requirement to file a registration statement with respect to the Conversion Shares. In addition, the parties agreed to defer until February 28, 2007 the date for determining the number of shares of our Common Stock that may be issued upon the exercise of the Series B Warrants held by Prencen Lending, and the exercise price of such Series B Warrants.

Registration Rights Agreement

In addition, on December 27, 2006, the Company entered into a Second Amended and Restated Registration Rights Agreement in favor of Prencen and Prencen Lending (which was subsequently further amended by the Common Exchange Agreement and further amended by the Note Amendment referred to below) (the “Registration Rights Agreement”) to provide registration rights with respect to the Conversion Shares, the Series B Preferred Stock, the Series B-1 Preferred Stock and our Common Stock into which the Series B Preferred Stock and Series B-1 Preferred Stock may be converted. Under the Registration Rights Agreement, the Company is required to file a registration statement with respect to the registrable securities by June 30, 2007 and to use its best efforts to have such registration statement declared effective not later than 60 days thereafter (or 90 days after the filing deadline if the registration statement is subject to a review by the United States Securities and Exchange Commission (“SEC”)). Holders of shares of our Common Stock that are issued in connection with conversion of either the Amended Notes or shares of the Series B Preferred Stock or the Series B-1 Preferred Stock shall have the right to sell such shares of Common Stock under the registration statement so long as it remains effective.

Reasons for Exchanges and Amendment

The exchanges and the amendment of the Notes were required by Prencen and Prencen Lending as a condition to their consent to the Company’s purchase of certain assets in the Coty Transaction, and the financings related thereto, the waiver of certain defaults and events of default under the Notes and the waiver by Prencen Lending and Prencen of their rights to receive registration delay payments pursuant to the prior registration rights agreement. Absent the amendment of the Notes pursuant to the Amendment Agreement, on December 31, 2006, the Company would have been required to make an interest payment on the Notes in the amount of $4,372,077. In addition, pursuant to the original registration rights agreement, the Company was required to file a registration statement with respect to all shares registrable thereunder by no later than October 2, 2006 and to cause such registration statement to be effective by no later than the earlier of 120 days after the filing date or 180 days after the issuance of the original Notes. As of the date of each of the Registration Rights Agreement and the Amendment Agreement, the required registration statement was neither filed nor effective. By December 30, 2006, the Company owed registration delay payments in the amount of $5.46 million.

Effect of Exchange and Amendment on Stockholders

The Company does not anticipate that the exchange effected by the Common Exchange Agreement will have any material impact or effect on the rights of the Company’s existing security holders. The amendments effected by the Note Amendment Agreement and the Amended Note may result in significantly greater dilution of the ownership of the Company’s existing holders of our Common Stock in the event that Prencen Lending converts any portion of the Amended Notes. For example, as of the record date, on a fully diluted basis and without regard to the limitations on conversion of the Amended Notes described above, the number of conversion shares represented approximately 76 percent of the outstanding shares (on a fully diluted basis) before such amendments and approximately 93 percent of the outstanding shares (on a fully diluted basis) immediately following such amendment.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Common Exchange Agreement, the Registration Rights Agreement, the Note Amendment Agreement and the Amended Notes and is qualified in its entirety by reference to (i) the Certificate of Designations for the Series B Preferred Stock, (ii) the Certificate of Designations for the Series B-1 Preferred Stock, (iii) the Common Exchange Agreement, (iv) the Registration Rights Agreement, (v) the Note Amendment Agreement and (vi) the Amended Notes, copies of which are attached to the Company’s Current Report on Form 8-K filed on January 3, 2007 as Exhibits 3.1, 3.2, 4.4, 4.5, 4.3, 4.1 and 4.2, respectively, and which are attached hereto as Exhibits B through G, respectively.

Except for their status as the contractual documents between the parties with respect to the transactions described therein, none of the above-referenced agreements is intended to provide factual information about the parties and the representations and warranties contained in such documents are made only for purposes of the respective agreements and as of specific dates, are intended solely for the benefit of the parties to the respective agreements, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties.

These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the respective agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

Our Common Stock is listed on the AMEX and we are subject to the rules and requirements set forth in the AMEX Company Guide. Under Section 713(a) of the AMEX Company Guide, we were required to obtain prior stockholder approval of the issuance of securities in any private transaction involving (i) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of our Common Stock which together with sales by our officers, directors or principal shareholders equals 20% or more of our Common Stock outstanding before such issuance or (ii) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of our Common Stock outstanding before the issuance for less than the greater of book or market value of our Common Stock. We sometimes refer to this rule as the “20% Rule”. The securities to be issued in the Transaction may be issued at a discount to the market price of our Common Stock. The Conversion Shares and our Common Stock into which the Series B Preferred Stock and Series B-1 Preferred Stock may be converted would constitute more than 20% of the number of shares of our Common Stock outstanding. In addition, we obtained prior stockholder approval for the securities to be issued in the Transaction in the event that any other rule or requirement of the AMEX Company Guide would require such approval. We have obtained stockholder approval by written consent and the Written Consent will become effective on the twentieth (20th) day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as is reasonably practicable. A copy of the form of Written Consent executed in connection with the stockholder approval is attached hereto as Exhibit A.

The Written Consent was signed by persons who, as of the execution date, collectively owned 86.7% of the Company’s Series A Preferred Stock, namely Dana Holdings, LLC, MarNan, LLC, Franco S. Pettinato, Edward J. Doyle and Paul Taylor. Edward J. Doyle is a director of the Company, and Franco S. Pettinato is one of its executive officers. Dana Holdings, LLC is an affiliate of Joseph A. Falsetti, a director and executive officer of the Company. As of the date upon which the Written Consent was signed, each share of Series A Preferred Stock was entitled to 10,118.9046 votes, each share of Series B Preferred Stock was entitled to 6,666.66 votes, and each share of Series B-1 Preferred Stock was entitled to 6,666.66 votes, in each case, on most matters (including the approval of the Transaction), with the consequence that the persons signing the Written Consent collectively accounted for 54.6% of the aggregate votes entitled to be cast. (For further information, please refer to the Table of Beneficial Ownership, infra.) No payment was made to any person in consideration of their executing the Written Consent.

Prencen and Prencen Lending have acknowledged and agreed that the Conversion Shares and our Common Stock into which the Series B Preferred Stock and Series B-1 Preferred Stock may be converted will not be issued in an amount in excess of the number of shares that may be permitted under the AMEX rules, until such issuances have been approved by the Company’s stockholders and the listing of the Conversion Shares and our Common Stock into which the Series B Preferred Stock and Series B-1 Preferred Stock may be converted on the AMEX has been authorized by the AMEX.

Issuance of the Conversion Shares and our Common Stock into which the Series B Preferred Stock and Series B-1 Preferred Stock may be converted will result in dilution to our existing stockholders, but will not otherwise materially affect our existing common stockholders’ rights as stockholders.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. This Information Statement is first being mailed or given to stockholders on or about April __, 2007. In accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Written Consent and the approval of the matters described in the Written Consent and this Information Statement will become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, December 29, 2006, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 21.5% of its outstanding Common Stock, 99.6% of its Series A Preferred Stock, 100% of the Series B Preferred Stock and 100% of the Series B-1 Preferred Stock. Each share of Common Stock entitles its holder to one vote, each share of Series A Preferred Stock entitles its holder to 10,118.9046 votes, each share of Series B Preferred Stock entitles its holders to 6,666.66 votes, and each share of Series B-1 Preferred Stock entitles its holders to 6,666.66 votes, in each case, on most matters submitted to a vote of holders of the Common Stock. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the Written Consent set forth in this Information Statement.

The following table sets forth certain information as of December 29, 2006, with respect to the beneficial ownership of shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock by (i) each person known by us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series B-1 Preferred Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group.

As of December 29, 2006, there were 11,744,056 shares of our Common Stock outstanding, 2,347.7745 shares of our Series A Preferred Stock outstanding, 300 shares of our Series B Preferred Stock outstanding and 30 shares of our Series B-1 Preferred Stock outstanding. Beneficial ownership has been calculated and presented in accordance with Rule 13d-3 of the Exchange Act.

Unless otherwise indicated below, (i) each stockholder has sole voting and investment power with respect to the shares shown; and (ii) the address for the stockholder is c/o Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619.

Name and Address of Beneficial Owner	Shares of Series A Pref. Stock (1)	Percentage of Series A Pref. Stock	Shares of Series B and B-1 Pref. Stock	Percentage of Series B and B-1 Pref. Stock	Shares of Common Stock	Percentage of Common Stock	Percentage of Voting Power(2)
Dana Holdings, LLC(3)	889.8162	37.90%	-0-	-0-	-0-	-0-	23.85%
MarNan, LLC(4)	778.5889	33.16%	-0-	-0-	-0-	-0-	20.87%
Prencen LLC 623 Fifth Avenue 32nd Floor New York, NY 10022	-0-	-0-	330	100.0%	1,174,911(5)	9.99%	8.95%
Frederic H. Mack 2115 Linwood Avenue Suite 110 Fort Lee, NJ 07024(6)	53.9525	2.30%	-0-	-0-	1,155,000	9.79%	4.51%
Robert Enck	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Paul C. Taylor c/o Taylor, Colicchio & Silverman, LLP 502 Carnegie Center Suite 103 Princeton, NJ 08540	111.2272	4.74%	-0-	-0-	-0-	-0-	2.98%
Edward J. Doyle 316 Perry Cabin Drive St. Michael’s, MD 21663	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Robert Picow	-0-	-0-	-0-	-0-	196,049(7)	1.67%	*
Kenneth D. Taylor 1775 York Avenue Apt. 29 H New York, NY 10128	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Francis Ziegler 100 Roebling Road Bernardsville, NJ 07924	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Joseph A. Falsetti	-0-	-0-	-0-	-0-	-0-(3)	-0-	-0-
John D. Wille	-0-	-0-	-0-	-0-	-0-	-0-	-0-
William B. Acheson	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Franco S. Pettinato	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Elizabeth Houlihan	-0-	-0-	-0-	-0-	-0-	-0-	-0-
All executive officers and directors as a group (9 persons)	255.3674	10.88%	-0-	-0-	196,049(7)	1.67%	7.37%

*	Less than one percent
(1)	The percentages computed in the table are based on 2,347.7746 shares of Series A Preferred Stock outstanding as of December 29, 2006.
(2)

This column reflects the relative voting power of the holders of the Company’s Capital Stock with respect to matters voted upon by the holders of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock as a single class. Each share of Series A Preferred Stock is entitled to 10,118.9046 votes on most matters. Each share of Series B Preferred Stock and Series B-1 Preferred Stock is entitled to 6,666.66 votes on most matters.

(3)

Joseph A. Falsetti, the President and Chief Executive Officer of the Company as of the record date, owns a 50% percentage interest in, and is the sole manager and sole executive officer of, Dana Holdings, LLC. Mr. Falsetti disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by Dana Holdings, LLC.

(4)	Mark I. Massad is the sole manager and sole executive officer of MarNan, LLC. Mr. Massad disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by MarNan, LLC.
(5)

In connection with the Transaction, Prencen Lending acquired the Amended Notes, and Prencen acquired 300 shares of Series B Preferred Stock and 30 shares of Series B-1 Preferred Stock, in each case, that are convertible into or exercisable for shares of the Common Stock of the Company, provided that such securities and the warrants previously acquired by Prencen may not be converted into nor exercised for shares of Common Stock to the extent that after giving effect to such conversion or exercise the holder would beneficially own in excess of 9.99% of the shares outstanding immediately after giving effect to the exercise or conversion. The beneficial ownership set forth in the above table assumes the conversion of such securities corresponding to 51,929 shares of Common Stock equal to 9.99% of the total outstanding shares of Common Stock after such conversion. If the blocker were not in place, the Amended Notes held by Prencen Lending would be initially convertible into 216,666,666 shares of Common Stock, the Series B Preferred Stock held by Prencen would be initially convertible into 2,000,000 shares of Common Stock, the Series B-1 Preferred Stock held by Prencen would be initially convertible into 200,000 shares of Common Stock and the warrants held by Prencen would be exercisable for up to 6,053,358 shares of Common Stock. Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen and Prencen Lending. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management, L.P. and Mr. Zimmerman disclaims beneficial ownership of any of these securities.

(6)

Excludes 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Hailey Mack (the “HM Trust”), and 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Jason Mack (the “JM Trust”). As sole trustee, Tami J. Mack, the wife of Mr. Mack, has sole voting power with respect to the shares owned by the HM Trust and JM Trust. Mr. Mack disclaims beneficial ownership of the shares of Series A Preferred Stock and Common Stock held by the HM Trust and the JM Trust.

(7)	Includes options to purchase 8,334 shares of Common Stock.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

All information concerning the Company contained in this Information Statement has been furnished by the Company. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained in this Information Statement and if given or made must not be relied upon as having been authorized by the Company or any other person. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated April __, 2007. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

SELECTED HISTORICAL CONSOLIDATED AND/OR COMBINED FINANCIAL DATA OF ASCENDIA BRANDS, INC.

The following selected combined and/or consolidated financial information of Ascendia Brands, Inc. and its subsidiaries for the years ended February 28, 2006 and 2005 and for the period from April 25, 2003 (inception) to February 29, 2004 has been derived from the audited historical financial statements included in Amendment No. 1 to the Annual Report on Form 10-K for the Fiscal Year ended February 28, 2006 that was filed by the Company with the SEC on April __. 2007, a copy of which has been delivered with this Information Statement. The following selected consolidated financial information for the period ended November 25, 2006 has been derived from the unaudited financial statements included in Amendment No. 1 to the Quarterly Report on Form 10-Q for the Fiscal Quarter Ended November 25, 2006 that was filed by the Company with the SEC on April __, 2007, a copy of which has been delivered with this Information Statement.

	For the period		(Restated)	39 Weeks Ended
	4/25/03 to	Year ended	Year ended	(Restated)	(Restated)
($000’s) except per share amounts	2/29/2004 (1)	2/28/2005 (1) (3)	2/28/2006 (1) (2)	11/26/2005 (1)	11/25/2006 (4)
Operating Data:
Net sales	$55,046	$69,861	$79,562	$	$
Gross profit	6,803	7,491
Loss from continuing operations	(1,195)	(2756)
Net loss	(1,719	(3989)
Loss from continuing operations per common share	N/A	N/A
Balance Sheet Data (as of the period end):
Total assets	$24,461	$24,036	$102,946	$	$
Current portion of long-term debt	8,203	8,930	32
Long-term debt, less current portion	7,608	6,875	80,000
Other long-term obligations	673	673	967
Shareholders’ equity (deficit)/members’ (loss)	(1,815)	(5830)	8,869
Cash dividends declared per common share	0	0	0	0	0

                (1) On May 20, 2005, Hermes Holding Company I, a wholly owned subsidiary of Cenuco, Inc., merged with Hermes Acquisition Company I, LLC (“HACI”) (the “Merger”). As a consequence of the Merger, HACI, together with its wholly owned subsidiaries, became wholly owned subsidiaries of Cenuco, Inc. For financial statement purposes, the Merger was treated as a recapitalization of HACI followed by the reverse acquisition of Cenuco, Inc. by HACI. Accordingly the financial position and results of operations of HACI and its predecessor entities are presented above for periods prior to the Merger and the financial position and results of operations of Cenuco have been included thereafter. The Company’s name was subsequently changed to Ascendia Brands, Inc. in May 2006.

                (2) On November 16, 2005, the Company acquired certain brands and brand related assets from Playtex, Inc. for approximately $58.0 million. Sales of the acquired Playtex products and amortization of related acquired intangible assets are reflected above from that date forward.

                (3) The loss from continuing operations and the net loss for the year ended February 28, 2006 includes a $____ million charge for an impairment in the carrying value of goodwill established in the May 20, 2005 Merger noted above.

                (4) In August 2006, the Company completed the issuance of secured notes with a beneficial conversion option and other embedded derivatives. As a result of this financing arrangement, a compound derivative was identified and bifurcated and the related liability recorded as required under FASB No. 133 and EITF 00-19. This resulted in a $6.8 million loss being recorded in interest and other expense on August 2, 2006. The value of the compound derivative liability was adjusted as of August 26, 2006, resulting in a reduction of interest and other expense for the period between August 2 and August 26, 2006 of $11.2 million.

INCORPORATION BY REFERENCE

The SEC allows us to provide certain financial information and other important information to you by “incorporating by reference” the information we file with the SEC, which means that we can disclose the information to you by referring in this Information Statement to the documents we file with the SEC. Under the SEC’s regulations, any statement contained in a document incorporated by reference in this Information Statement is automatically updated and superseded by any information contained in this Information Statement, or in any subsequently filed document of the types described below.

We incorporate into this Information Statement by reference the following documents filed by us with the SEC:

SEC Filing	Period Covered or Date of Filing
Amendment to Annual Report on Form 10-K filed April __, 2007	Fiscal Year ended February 28, 2006
Amendment to Quarterly Report on Form 10-Q filed April __, 2007	Fiscal Quarter ended November 25, 2006

We are delivering with this Information Statement a copy of Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed with the SEC on April __, 2007, and Amendment No. 1 to the Quarterly Report on Form 10-Q for the thirty nine weeks ended November 25, 2006, filed with the SEC on April __, 2007. Upon request, we will provide copies of the exhibits to the Annual Report on Form 10-K at no additional cost. All requests for copies should be directed to our Corporate Secretary, Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619.

You should rely only on the information incorporated by reference or provided in this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of such documents.

By order of the Board of Directors

Joseph A. Falsetti

Chairman of the Board of Directors

April __, 2007

EXHIBIT A
WRITTEN CONSENT
OF CERTAIN STOCKHOLDERS
OF
ASCENDIA BRANDS, INC.
     The undersigned, being the holders of a majority of the outstanding shares of capital stock of Ascendia Brands, Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions:
     WHEREAS, the Board of Directors of the Corporation has approved and authorized the Corporation to enter into each of the following documents (collectively, the “Transaction Documents”): (i) the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Corporation (the “Series B Certificate of Designations”) and the Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock of the Corporation (the “Series B-1 Certificate of Designations”); (ii) the Amendment and Exchange Agreement, dated as of December 27, 2006, as amended by Amendment No. 1 thereto (the “Exchange Agreement”), by and among the Corporation, Prencen LLC (“Prencen”) and Prencen Lending LLC (“Prencen Lending” and together with Prencen, the “Investors”); (iii) the Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006 by and among the Corporation and the Investors (the “Registration Rights Agreement”); (iv) the form of Amendment Agreement by and among the Corporation and the Investors (the “Amendment Agreement”); (v) the form of Amended Note to be delivered by the Corporation to Prencen Lending pursuant to the terms of the Amendment Agreement; (vi) the form of First Amendment and Reaffirmation of the Amended and Restated Security Agreement by and among the Corporation, certain of its subsidiaries and Prencen Lending as collateral agent for the lenders; (vii) the form of First Amendment and Reaffirmation of the Amended and Restated Pledge and Security Agreement by and among the Corporation, certain of its subsidiaries and Prencen Lending as collateral agent for the lenders; (viii) the form of Irrevocable Transfer Agent Instructions to be delivered by the Corporation to the Corporation’s transfer agent pursuant to the Exchange Agreement and the Amendment Agreement; and (ix) the form of Voting Agreement by and among the Corporation and certain of the stockholders of the Corporation, and to consummate the transactions contemplated thereby; and
     WHEREAS, a copy of each of the Transaction Documents has been provided to each of the undersigned stockholders; and
     WHEREAS, pursuant to the Exchange Agreement, Prencen exchanged (the “Exchange”) certain shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), for shares of the Corporation’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Shares”), and shares of the Corporation’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (together with the Series B Preferred Shares, the “Preferred Shares”), which shall be convertible into shares of the Common Stock (the “Preferred Conversion Shares”); and

     WHEREAS, pursuant to the Amendment Agreement, the Corporation has agreed to amend and restate its series of senior secured convertible notes of the Corporation issued to Prencen Lending as of August 2, 2006, in substantially the form attached as Exhibit A to the Amendment Agreement (the “Amended Note), which shall be convertible into shares of the Common Stock (the “Amended Conversion Shares”), and to issue the Amended Note to Prencen Lending; and
     WHEREAS, Section 713(a) of the AMEX Company Guide requires that the Corporation secure stockholder approval of the issuance of securities in any private transaction involving (i) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of the Common Stock which together with sales by officers, directors or principal shareholders of the Corporation equals 20% or more of the presently outstanding Common Stock or (ii) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the presently outstanding Common Stock for less than the greater of book or market value of the Common Stock; and
     WHEREAS, in the event that any other provision of the AMEX Company Guide requires the Corporation to secure stockholder approval for the issuance of its securities in connection with the Transaction Documents and the transactions contemplated thereby for any other reason, then this Consent shall apply to any such other provision of the AMEX Company Guide; and
     WHEREAS, the Board of Directors of the Corporation recommends that the undersigned approve, ratify and confirm the Series B Certificate of Designations, the Series B-1 Certificate of Designations, the Exchange Agreement, the Registration Rights Agreement and the consummation of the transactions contemplated by the Exchange Agreement and the Registration Rights Agreement, including the terms and issuance of the Preferred Shares, and approve the other Transaction Documents and the transactions contemplated thereby, including the terms and issuance of the Amended Note;
     NOW, THEREFORE, BE IT:
     RESOLVED, that the approval of the Series B Certificate of Designations, the Series B-1 Certificate of Designations, the Exchange Agreement and the Registration Rights Agreement by the Board of Directors of the Corporation, the execution and delivery of the Series B Certificate of Designations, the Series B-1 Certificate of Designations, the Exchange Agreement and the Registration Rights Agreement by the authorized officers of the Corporation and the consummation of the transactions contemplated thereby, including the Exchange, the terms and the issuance of the Preferred Shares in accordance with the Certificate of Incorporation of the Corporation and the issuance of the Preferred Conversion Shares upon conversion of the Preferred Shares in accordance with the Series B Certificate of Designations or the Series B-1 Certificate of Designations, as the case may be, be, and the same hereby are, approved, ratified and confirmed in all respects; and be it further

     RESOLVED, that the form, terms and provisions of the other Transaction Documents, substantially on the terms presented to the undersigned stockholders, and all of the transactions contemplated thereby, including the terms and issuance of the Amended Note and the issuance of the Amended Conversion Shares (subject to the provisions of the Certificate of Incorporation of the Corporation, applicable law and the rules and regulations of the American Stock Exchange), be, and they hereby are, authorized, approved and adopted, and that the authorized officers of the Corporation be, and each of them hereby is, authorized, in the name and on behalf of the Corporation, to execute and deliver the Transaction Documents and any related documents, instruments or agreements, with such changes therein as such officer or officers executing the same may approve, the execution and delivery thereof to be conclusive evidence that the same shall have been approved hereby; and be it further
     RESOLVED, that this Consent shall constitute the requisite stockholder approval of the transactions contemplated by the Transaction Documents pursuant to Section 713(a) of the AMEX Company Guide and, to the extent applicable, any other provision of the AMEX Company Guide; and be it further
     RESOLVED, that the Investors are the express third party beneficiaries of this Consent and this Consent shall not be amended or modified without their written consent; and be it further
     RESOLVED, that the authorized officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, documents, instruments, notes, reports, certificates and undertakings, and to incur and pay all such fees and expenses as in their judgment shall be necessary or advisable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and all such acts of such officers taken pursuant to the authority granted herein, or having occurred prior to the date hereof in order to effect such transactions, are hereby approved, adopted, ratified and confirmed in all respects; and be it further
     RESOLVED, that for purposes of each of the foregoing resolutions, the authorized officers of the Corporation shall be the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Secretary.
     This Consent may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Telecopied signatures on this Consent shall be valid and effective for all purposes.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Written Consent as of the 30th day of December, 2006.

Steven M. Bettinger

DANA HOLDINGS, LLC

By:	/s/ Joseph A. Falsetti

Name: Joseph A. Falsetti
Title: Manager

MARNAN, LLC

By:	/s/ Mark I. Massad

Name: Mark I. Massad
Title: Managing Member

/s/ Franco S. Pettinato

Franco S. Pettinato

/s/ Edward J. Doyle

Edward J. Doyle

Robert Enck

/s/ Paul Taylor

Paul Taylor

Brian Geiger

Exhibit B
CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF SERIES B CONVERTIBLE PREFERRED STOCK
OF
ASCENDIA BRANDS, INC.
     Ascendia Brands, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, and pursuant to Sections 151 and 141 of the DGCL, the Board of Directors of the Company adopted resolutions (i) designating a series of the Company’s previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Three Hundred (300) shares of Series B Convertible Preferred Stock of the Company, as follows:
     RESOLVED, that the Company is authorized to issue 300 shares of Series B Convertible Preferred Stock (the “Preferred Shares”), par value $.001 per share, which shall have the following powers, designations, preferences and other special rights:
     (1) Dividends. Other than as specifically set forth herein, the holders of Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall not be entitled to receive any dividends.
     (2) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company on the terms and conditions set forth in this Section 2.
     (a) Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:
     (i) “AMEX” means the American Stock Exchange.
     (ii) “Bloomberg” means Bloomberg Financial Markets.
     (iii) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
     (iv) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-

counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(d)(iii). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
     (v) “Conversion Price” means $1.50, subject to adjustment as provided herein.
     (vi) “Convertible Securities” means any stock or securities (other than Options) of the Company directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
     (vii) “Eligible Market” means the NYSE, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.
     (viii) “Exchange Act” means The Securities Exchange Act of 1934, as amended.
     (ix) “Exchange Agreement” means the Amendment and Exchange Agreement by and among the Company, Precen LLC and Prencen Lending LLC, as such agreement may be amended from time to time, which is anticipated to be dated on or after December 26, 2006.
     (x) “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv)

consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
     (xi) “Initial Issuance Date” means the first day that any Preferred Shares are issued, which date is anticipated to be on or after December 26, 2006.
     (xii) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.
     (xiii) “NYSE” means The New York Stock Exchange, Inc.
     (xiv) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
     (xv) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
     (xvi) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     (xvii) “Principal Market” means AMEX, or if the Common Stock is not traded on the Principal Market, an Eligible Market.
     (xviii) “Required Holders” means the Holders of Preferred Shares representing at least a majority of the aggregate Preferred Shares then outstanding.
     (xix) “SEC” means the Securities and Exchange Commission.

     (xx) “Series A Preferred Stock” shall mean the Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share.
     (xxi) “Stated Value” means $10,000.
     (xxii) “Subsidiary” means any joint venture or any entity in which the Company, directly or indirectly, owns in excess of fifty percent (50%) of the capital stock or holds in excess of fifty percent (50%) of an equity or similar interest.
     (xxiii) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
     (xxiv) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
     (xxv) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).
     (xxvi) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii)below with the term “Weighted Average Price” being substituted for the term “Closing Sale Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.
     (b) Holder’s Conversion Right. Subject to Section 6 hereof, at any time or times on or after the Initial Issuance Date, any Holder shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with Section 2(d) at the Conversion Rate (as defined below).
     (c) Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2(b) shall be determined according to the following formula (the “Conversion Rate”):
Stated Value
Conversion Price
     (d) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:
     (i) Holder’s Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the registered Holder of the Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and the Company’s designated transfer agent (the “Transfer Agent”) and (B) if required by Section 2(d)(viii), deliver to the Company as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or comply with the procedures set forth in Section 11) (the “Preferred Stock Certificates”).
     (ii) Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, and if so required by Section 2(d)(viii), the

Preferred Stock Certificates, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms hereof and (II) on or before the third (3rd) Trading Day following the date of receipt by the Company of such Conversion Notice, (A) provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(d)(viii), is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.
     (iii) Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within (a) one (1) Business Day in the case of a dispute as to the arithmetic calculation of the Conversion Rate and (b) three (3) Business Days in the case of a dispute as to the determination of the Closing Sale Price of receipt of such Holder’s Conversion Notice or other date of determination. If such Holder and the Company are unable to agree upon the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall within three (3) Business Days with respect to the determination of the Closing Sale Price and within one (1) Business Day with respect to the arithmetic calculation of the Conversion Rate, in each case after the end of such two (2) Business Day period, submit via facsimile (A) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant. The Company shall cause, at the Company’s expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holders of the results no later than five (5) Business Days with respect to the determination of the Closing Sale Price and no later than two (2) Business Days with respect to the calculation of the Conversion Rate, in each case from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.
     (iv) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
     (v) Company’s Failure to Timely Convert. If within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice, and if required by Section 2(d)(viii), the Preferred Stock Certificates, the Company shall fail to issue and deliver a certificate to a Holder or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which there is no dispute, such Holder is entitled upon such Holder’s conversion of Preferred Shares, and if on or after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the Conversion Date.
     (vi) Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each Holder electing to have Preferred Shares converted at such time a pro rata amount of such Holder’s Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the number of Preferred Shares submitted for conversion on such date.

     (vii) No Redemption. The Preferred Shares may not be redeemed at the option of the Company at any time, in whole or in part, without the prior written consent of, and on terms and conditions satisfactory to, the Required Holders.
     (viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. The Holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Preferred Shares unless the Holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:
ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(d)(viii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO

SECTION 2(d)(viii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.
     (e) Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.
     (f) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.
     (g) Notices.
     (i) As promptly as practicable after any adjustment of the Conversion Price pursuant to Section 2(f), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 2(d)(iii).
     (ii) The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.
     (iii) The Company will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.
     (3) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro-rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred

Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
     (4) Reservation of Shares.
     (a) The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (without regard to any limitations on conversions (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares (other than pursuant to a transfer of Preferred Shares in accordance with the immediately preceding sentence) shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.
     (b) Insufficient Authorized Shares. If at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (5) Voting Rights. Subject to Sections 6 and 8, each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder’s Preferred Shares would be convertible on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. Each Holder shall be entitled to receive the same prior notice of any stockholders’ meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote with holders of the Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders of Preferred Shares, in which case the Holders of Preferred Shares only shall vote as a separate class.
     (6) Limitation on Beneficial Ownership. Other than in connection with a Fundamental Transaction, the Company shall not effect any conversion of Preferred Shares, and no Holder shall have the right to convert any Preferred Shares, to the extent that after giving effect to such conversion, a Holder (together with such Holder’s affiliates) would beneficially own in excess of 9.99% (“Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of the Preferred Shares, and any Holder shall not have the right to exercise voting rights with respect to any Preferred Shares pursuant hereto, to the extent that giving effect to such voting rights would result in such Holder (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing sentences, the number of shares of Common Stock beneficially owned by a Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentences is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Shares, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice not in excess of 9.99%; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder.
     (7) Liquidation Events. In the event of a Liquidation Event, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2 (without regard to any limitations in conversion set forth herein or elsewhere), to participate in the distribution of any assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.
     (8) Limitation on Number of Conversion Shares. The Company shall not be obligated to issue any shares of Common Stock upon conversion of the Preferred Shares, and no Holder shall have the right to receive upon conversion of Preferred Shares any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares without breaching the Company’s obligations under the rules or regulations of the Principal Market and the market or exchange where the Common Stock is then traded (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount, or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. The Company shall not give effect to any voting rights of the Preferred Shares to the extent that giving effect to such voting rights would result in the Holder having such voting rights in excess of the Exchange Cap. Until such approval or written opinion is obtained, the investor in Preferred Shares pursuant to the Exchange Agreement (the “Investor”) shall not be issued, in the aggregate, upon conversion of Preferred Shares, shares of Common Stock in an amount greater than the Exchange Cap amount (the “Exchange Cap Allocation”). In the event that the Investor shall sell or otherwise transfer any of its Preferred Shares, the transferee shall be allocated a pro rata portion of the Investor’s Exchange Cap Allocation and the restrictions of the prior sentence shall apply to such transferee with respect to the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall convert all of such Holder’s Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder’s Exchange Cap Allocation, then the difference between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro-rata basis in proportion to the number of Preferred Shares then held by each such Holder.
     (9) Participation. Subject to the rights of the holders, if any, of shares of other classes or series that are of equal rank with the Preferred Shares as to liquidation preference, the Holders shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.
     (10) Vote to Change the Terms of the Preferred Shares. Except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may: (a) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation, or file any certificate of designations, preferences, limitations and relative rights of any series of preferred stock (including any amendment to the Certificate of Designations for the Series A Preferred Stock), if such action would adversely alter or change the preferences, rights privileges or powers of, or restrictions provided for the benefit of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; or (c) whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.
     (11) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.
     (12) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).
     (13) Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Investors and shall not be construed against any person as the drafter hereof.

     (14) Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
     (15) Notice. Whenever notice or other communication is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 7(j) of the Exchange Agreement (provided that if the Preferred Shares are not held by the Investor then to the Holder at such address as shall have been provided to the Company in writing).
     (16) Transfer of Preferred Shares. A Holder may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.
     (17) Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.
     (18) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders to the extent permitted by and all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.
* * * * *

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Andrew Sheldrick, its Secretary and General Counsel, as of the 26th day of December, 2006.

ASCENDIA BRANDS, INC.
By:	/s/ Andrew Sheldrick
	Name:	Andrew Sheldrick
	Title:	Secretary

EXHIBIT I
ASCENDIA BRANDS, INC. CONVERSION NOTICE
          Reference is made to the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Ascendia Brands, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Ascendia Brands, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company, as of the date specified below.
     Date of Conversion:
     Number of Preferred Shares to be converted:
      Stock certificate no(s). of Preferred Shares to be converted:
      Tax ID Number (If applicable):
Please confirm the following information:
      Conversion Price:
      Number of shares of Common Stock to be issued:
           Please issue the Common Stock into which the Preferred Shares are being converted in the following name and to the following address:
      Issue to:

     Address:
     Telephone Number:
     Facsimile Number:
     Authorization:
     By:
     Title:
     Dated:
     Account Number (if electronic book entry transfer):
     Transaction Code Number (if electronic book entry transfer):
[NOTE TO HOLDER — THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT
     The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated December ___, 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:

Name:

Title:

Exhibit C
CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF SERIES B-1 CONVERTIBLE PREFERRED STOCK
OF
ASCENDIA BRANDS, INC.
     Ascendia Brands, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, and pursuant to Sections 151 and 141 of the DGCL, the Board of Directors of the Company adopted resolutions (i) designating a series of the Company’s previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Thirty (30) shares of Series B-1 Convertible Preferred Stock of the Company, as follows:
     RESOLVED, that the Company is authorized to issue 30 shares of Series B-1 Convertible Preferred Stock (the “Preferred Shares”), par value $.001 per share, which shall have the following powers, designations, preferences and other special rights:
     (1) Dividends. Other than as specifically set forth herein, the holders of Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall not be entitled to receive any dividends.
     (2) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company on the terms and conditions set forth in this Section 2.
     (a) Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:
     (i) “AMEX” means the American Stock Exchange.
     (ii) “Bloomberg” means Bloomberg Financial Markets.
     (iii) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
     (iv) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-

counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(d)(iii). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
     (v) “Conversion Price” means $1.50, subject to adjustment as provided herein.
     (vi) “Convertible Securities” means any stock or securities (other than Options) of the Company directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
     (vii) “Eligible Market” means the NYSE, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.
     (viii) “Exchange Act” means The Securities Exchange Act of 1934, as amended.
     (ix) “Exchange Agreement” means the Amendment and Exchange Agreement by and among the Company, Precen LLC and Prencen Lending LLC, as such agreement may be amended from time to time, which is anticipated to be dated on or after December 29, 2006.
     (x) “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv)

consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
     (xi) “Initial Issuance Date” means the first day that any Preferred Shares are issued, which date is anticipated to be on or after December 26, 2006.
     (xii) “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.
     (xiii) “NYSE” means The New York Stock Exchange, Inc.
     (xiv) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
     (xv) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
     (xvi) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     (xvii) “Principal Market” means AMEX, or if the Common Stock is not traded on the Principal Market, an Eligible Market.
     (xviii) “Required Holders” means the Holders of Preferred Shares representing at least a majority of the aggregate Preferred Shares then outstanding.
     (xix) “SEC” means the Securities and Exchange Commission.

     (xx) “Series A Preferred Stock” shall mean the Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share.
     (xxi) “Stated Value” means $10,000.
     (xxii) “Subsidiary” means any joint venture or any entity in which the Company, directly or indirectly, owns in excess of fifty percent (50%) of the capital stock or holds in excess of fifty percent (50%) of an equity or similar interest.
     (xxiii) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
     (xxiv) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
     (xxv) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).
     (xxvi) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii)below with the term “Weighted Average Price” being substituted for the term “Closing Sale Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.
     (b) Holder’s Conversion Right. Subject to Section 6 hereof, at any time or times on or after the Initial Issuance Date, any Holder shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with Section 2(d) at the Conversion Rate (as defined below).
     (c) Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2(b) shall be determined according to the following formula (the “Conversion Rate”):
Stated Value
Conversion Price
     (d) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:
     (i) Holder’s Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the registered Holder of the Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and the Company’s designated transfer agent (the “Transfer Agent”) and (B) if required by Section 2(d)(viii), deliver to the Company as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or comply with the procedures set forth in Section 11) (the “Preferred Stock Certificates”).
     (ii) Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, and if so required by Section 2(d)(viii), the

Preferred Stock Certificates, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms hereof and (II) on or before the third (3rd) Trading Day following the date of receipt by the Company of such Conversion Notice, (A) provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(d)(viii), is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.
     (iii) Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within (a) one (1) Business Day in the case of a dispute as to the arithmetic calculation of the Conversion Rate and (b) three (3) Business Days in the case of a dispute as to the determination of the Closing Sale Price of receipt of such Holder’s Conversion Notice or other date of determination. If such Holder and the Company are unable to agree upon the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall within three (3) Business Days with respect to the determination of the Closing Sale Price and within one (1) Business Day with respect to the arithmetic calculation of the Conversion Rate, in each case after the end of such two (2) Business Day period, submit via facsimile (A) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant. The Company shall cause, at the Company’s expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holders of the results no later than five (5) Business Days with respect to the determination of the Closing Sale Price and no later than two (2) Business Days with respect to the calculation of the Conversion Rate, in each case from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.
     (iv) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
     (v) Company’s Failure to Timely Convert. If within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice, and if required by Section 2(d)(viii), the Preferred Stock Certificates, the Company shall fail to issue and deliver a certificate to a Holder or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which there is no dispute, such Holder is entitled upon such Holder’s conversion of Preferred Shares, and if on or after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the Conversion Date.
     (vi) Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each Holder electing to have Preferred Shares converted at such time a pro rata amount of such Holder’s Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the number of Preferred Shares submitted for conversion on such date.

     (vii) No Redemption. The Preferred Shares may not be redeemed at the option of the Company at any time, in whole or in part, without the prior written consent of, and on terms and conditions satisfactory to, the Required Holders.
     (viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. The Holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Preferred Shares unless the Holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:
ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(d)(viii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO

SECTION 2(d)(viii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.
     (e) Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.
     (f) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.
     (g) Notices.
     (i) As promptly as practicable after any adjustment of the Conversion Price pursuant to Section 2(f), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 2(d)(iii).
     (ii) The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.
     (iii) The Company will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.
     (3) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro-rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred

Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
     (4) Reservation of Shares.
     (a) The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (without regard to any limitations on conversions (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares (other than pursuant to a transfer of Preferred Shares in accordance with the immediately preceding sentence) shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.
     (b) Insufficient Authorized Shares. If at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (5) Voting Rights. Subject to Sections 6 and 8, each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder’s Preferred Shares would be convertible on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. Each Holder shall be entitled to receive the same prior notice of any stockholders’ meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote with holders of the Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders of Preferred Shares, in which case the Holders of Preferred Shares only shall vote as a separate class.
     (6) Limitation on Beneficial Ownership. Other than in connection with a Fundamental Transaction, the Company shall not effect any conversion of Preferred Shares, and no Holder shall have the right to convert any Preferred Shares, to the extent that after giving effect to such conversion, a Holder (together with such Holder’s affiliates) would beneficially own in excess of 9.99% (“Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of the Preferred Shares, and any Holder shall not have the right to exercise voting rights with respect to any Preferred Shares pursuant hereto, to the extent that giving effect to such voting rights would result in such Holder (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing sentences, the number of shares of Common Stock beneficially owned by a Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentences is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Shares, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice not in excess of 9.99%; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder.
     (7) Liquidation Events. In the event of a Liquidation Event, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2 (without regard to any limitations in conversion set forth herein or elsewhere), to participate in the distribution of any assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.
     (8) Limitation on Number of Conversion Shares. The Company shall not be obligated to issue any shares of Common Stock upon conversion of the Preferred Shares, and no Holder shall have the right to receive upon conversion of Preferred Shares any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares without breaching the Company’s obligations under the rules or regulations of the Principal Market and the market or exchange where the Common Stock is then traded (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount, or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. The Company shall not give effect to any voting rights of the Preferred Shares to the extent that giving effect to such voting rights would result in the Holder having such voting rights in excess of the Exchange Cap. Until such approval or written opinion is obtained, the investor in Preferred Shares pursuant to the Exchange Agreement (the “Investor”) shall not be issued, in the aggregate, upon conversion of Preferred Shares, shares of Common Stock in an amount greater than the Exchange Cap amount (the “Exchange Cap Allocation”). In the event that the Investor shall sell or otherwise transfer any of its Preferred Shares, the transferee shall be allocated a pro rata portion of the Investor’s Exchange Cap Allocation and the restrictions of the prior sentence shall apply to such transferee with respect to the Exchange Cap Allocation allocated to such transferee. In the event that any Holder shall convert all of such Holder’s Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder’s Exchange Cap Allocation, then the difference between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Exchange Cap Allocations of the remaining Holders on a pro-rata basis in proportion to the number of Preferred Shares then held by each such Holder.
     (9) Participation. Subject to the rights of the holders, if any, of shares of other classes or series that are of equal rank with the Preferred Shares as to liquidation preference, the Holders shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.
     (10) Vote to Change the Terms of the Preferred Shares. Except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may: (a) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation, or file any certificate of designations, preferences, limitations and relative rights of any series of preferred stock (including any amendment to the Certificate of Designations for the Series A Preferred Stock), if such action would adversely alter or change the preferences, rights privileges or powers of, or restrictions provided for the benefit of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; or (c) whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.
     (11) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.
     (12) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).
     (13) Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the Investors and shall not be construed against any person as the drafter hereof.

     (14) Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
     (15) Notice. Whenever notice or other communication is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 7(j) of the Exchange Agreement (provided that if the Preferred Shares are not held by the Investor then to the Holder at such address as shall have been provided to the Company in writing).
     (16) Transfer of Preferred Shares. A Holder may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.
     (17) Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.
     (18) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders to the extent permitted by and all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.
* * * * *

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Andrew Sheldrick, its Secretary and General Counsel, as of the 29th day of December, 2006.

ASCENDIA BRANDS, INC.
By:	/s/ Andrew Sheldrick
	Name:	Andrew Sheldrick
	Title:	Secretary

EXHIBIT I
ASCENDIA BRANDS, INC. CONVERSION NOTICE
           Reference is made to the Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock of Ascendia Brands, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Ascendia Brands, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company, as of the date specified below.
     Date of Conversion:
     Number of Preferred Shares to be converted:
     Stock certificate no(s). of Preferred Shares to be converted:
     Tax ID Number (If applicable):
Please confirm the following information:
      Conversion Price:
     Number of shares of Common Stock to be issued:
          Please issue the Common Stock into which the Preferred Shares are being converted in the following name and to the following address:
     Issue to:

     Address:
     Telephone Number:
     Facsimile Number:
     Authorization:
     By:
     Title:
     Dated:
     Account Number (if electronic book entry transfer):
     Transaction Code Number (if electronic book entry transfer):
[NOTE TO HOLDER — THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT
     The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated December ___, 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:

Name:

Title:

EXHIBIT D
AMENDMENT AND EXCHANGE AGREEMENT
          AMENDMENT AND EXCHANGE AGREEMENT (the “Agreement”), dated as of December 27, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), Prencen Lending LLC, a Delaware limited liability company (the “Debt Investor”) and Prencen LLC, a Delaware limited liability company (the “Equity Investor”, and collectively with the Debt Investor, the “Investors”). Capitalized terms not defined herein shall have the meaning as set forth in the Amended Securities Purchase Agreement (as defined below).
          WHEREAS:
          A. The Company and the Investors have entered into (i) that certain Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (as amended prior to the date hereof, the “Existing Securities Purchase Agreement”) and (ii) that certain Amended and Restated Registration Rights Agreement, dated as of August 2, 2006 (as amended prior to the date hereof, the “Existing Registration Rights Agreement”).
          B. Pursuant to that certain stock purchase agreement, dated as of June 30, 2006 (the “Stock Purchase Agreement”) between Steven Bettinger and Jodi Bettinger and the Equity Investor, the Equity Investor acquired Three Million, Three Hundred and Twenty Two Thousand, Four Hundred and Eighty Two (3,322,482) shares of common stock, par value $0.001 (the “Common Stock”) of the Company.
          C. The Company has authorized a new series of convertible preferred stock of the Company designated as Series B Convertible Preferred Stock, the terms of which are set forth in the certificate of designations for such series of preferred shares (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Preferred Stock”), which Preferred Stock shall be convertible into shares of Common Stock (as converted, the “Preferred Conversion Shares”) in accordance with the terms of the Certificate of Designations.
          D. The Company and the Investors desire to enter into this Agreement, pursuant to which, among other things, (i) the Equity Investor shall exchange two million (2,000,000) shares of Common Stock (the “Common Shares”) for 300 shares of Preferred Stock (the “Preferred Shares”) and (ii) the Investors shall waive their right to receive all Registration Delay Payments (as defined in the Existing Registration Rights Agreement) accrued and unpaid as of the Closing Date (as defined below) (the “Outstanding Registration Delay Payments”).
          E. The exchange of the Common Shares for the Preferred Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.
          F. In connection herewith, the Company and the Investors anticipate entering into that certain Amendment Agreement in the form attached hereto as Exhibit G (the “Note Amendment Agreement”), whereby the Senior Secured Convertible Note of the Company issued to the Debt Investor shall be amended and restated in the form of the Amended and Restated Senior Secured Convertible Note attached thereto (the “Amended Note”).
          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:
          1. EXCHANGE AND ISSUANCE OF PREFERRED SHARES.
               (a) Exchange and Issuance of Preferred Shares. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, (i) the Equity Investor shall surrender to the Company at the closing contemplated by this Agreement (the “Closing”) the Common Shares of the Equity Investor and (ii) the Company shall issue and deliver to the Equity Investor the Preferred Shares.
               (b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investors). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.
          2. AMENDMENTS; WAIVER; CONSENT.
               (a) Existing Securities Purchase Agreement. The Existing Securities Purchase Agreement (as amended hereby, the “Amended Securities Purchase Agreement”) shall be amended as of the Closing as follows:
                    (i) All references to “Bettinger Shares” shall mean, and are hereby replaced with, the “Bettinger Shares held by the Investors immediately following the Common Exchange Date (as defined below) and the Preferred Conversion Shares (as defined in that certain Amendment and Exchange Agreement, dated as of December 27, 2006, by and between the Company and the Buyers (the “Common Exchange Agreement”)”;
                    (ii) The defined term “Common Exchange Date” shall mean the Closing Date (as defined in the Common Exchange Agreement).
                    (iii) All references to “Conversion Shares” shall mean, and are hereby replaced with, the “Conversion Shares and the Preferred Conversion Shares”;
                    (iv) All references to “Notes” shall mean, and are hereby replaced with, the “Notes and Preferred Shares (as defined in the Common Exchange Agreement)”;
                    (v) All references to “Registration Rights Agreement” shall mean, the Amended Registration Rights Agreement.

                    (vi) The defined term “Securities” is hereby amended to include “the Preferred Shares and the Preferred Conversion Shares”;
                    (vii) All references to “Securities Purchase Agreement” shall mean, the Amended Securities Purchase Agreement.
                    (viii) The defined term “Transaction Documents” is hereby amended to include this Agreement and the Certificate of Designations.
                    (ix) Section 4(t) of the Existing Securities Purchase Agreement is hereby amended and restated as follows:
(t) Nomination of Prentice Director. For so long as Prentice or any of its affiliates owns (x) at least $5,000,000 in aggregate principal amount of the Notes outstanding, (y) at least $5,000,000 of stated value of any preferred stock of the Company issued by the Company in exchange for the Notes or (z) at least 25% of the Series A Warrants purchased by Prentice or its affiliates, as applicable, and subject to limitations, if any, imposed by stock exchange rules in effect from time to time, the Company agrees to cause one (1) person designated by Prentice to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company so that at any time there shall be one (1) director designated by Prentice in the board of directors of the Company. Should a person designated pursuant to this Section 4(t) be unwilling or unable to serve, or otherwise cease to serve, the Company shall cause one (1) person designated by Prentice to replace such member on the board of directors. If Prentice desires to remove any person designated by Prentice pursuant to this Section 4(t), the Company shall cooperate with and shall support such removal and any vacancy shall be filled in accordance with the preceding sentence.
               (b) Existing Registration Rights Agreement. The Existing Registration Rights Agreement shall be amended and restated as of the Closing in the form attached hereto as Exhibit B (as amended, the “Amended Registration Rights Agreement”).
               (c) Ratifications. Except as otherwise expressly provided herein, (i) the Amended Securities Purchase Agreement, Amended Registration Rights Agreement and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (A) all references in the Transaction Documents to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, and (B) all references in the other Transaction Documents to the “Registration Rights Agreement”,

“thereto”, “thereof”, “thereunder” or words of like import referring to the Registration Rights Agreement shall mean the Existing Registration Rights Agreement as amended by this Agreement, and (ii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Debt Investor or the Equity Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.
               (d) Waiver. Effective as of the Closing Date, the Investors hereby waive the right to receive the Outstanding Registration Delay Payments; provided, however, that such waiver shall only apply to the Outstanding Registration Delay Payments and shall not apply to any Registration Delay Payments incurred after the Closing Date.
               (e) Consent. The Debt Investor hereby consents to (i) the amendments set forth in this Agreement and (ii) the consummation of the transactions contemplated hereby, in each case, as required by the terms of the Note (as defined in the Amended Securities Purchase Agreement).
          3. REPRESENTATIONS AND WARRANTIES
               (a) Investor Representations. Each Investor hereby represents and warrants to the Company as set forth in Section 2 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.
               (b) Company Representations. The Company represents and warrants to each Investor as set forth in Section 3 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement, except as set forth on the Schedules of the Company attached hereto and except for such representations and warranties that are not true and correct as of the date hereof solely by virtue of the Stockholder Approval (as defined in the Note Amendment Agreement) not being obtained as of the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) of the Note Amendment Agreement as of the Closing Date.
               (c) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares may be tacked onto the holding period of the Common Shares being exchanged in connection herewith and, so long as the Company receives a legal opinion in a generally acceptable form in connection with a resale of the shares of Common Stock issuable upon conversion of the Preferred Shares in reliance upon Rule 144, the Company agrees not to take a position contrary to this Section 3(c).
          4. FEES AND EXPENSES
               (a) At the Closing, the Company shall reimburse the Investors for their reasonable legal fees and expenses in connection with the preparation and negotiation of this Agreement and the related documents by paying such amount to Schulte Roth & Zabel LLP (the

“Investor Counsel Expense”). Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other non-income taxes and duties levied in connection with the issuance (but not the exercise or conversion) of the Preferred Shares.
          5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.
          The obligations of the Company to each Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Investor with prior written notice thereof:
               (a) Each Investor shall have executed this Agreement and delivered the same to the Company.
               (b) The Equity Investor shall have delivered to the Company its Common Shares for cancellation or such other documentation reasonably satisfactory to the Company that such Equity Investor’s Common Shares have been lost or destroyed.
               (c) The representations and warranties of the Investors in Section 3(a) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date). The Company shall have received a certificate of the Investors, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company in the form attached hereto as Exhibit F-1.
          6. CONDITIONS TO THE INVESTORS’ OBLIGATIONS HEREUNDER.
          The obligations of each Investor hereunder is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
               (a) The Company shall have executed this Agreement and delivered the same to such Investor.
               (b) Such Investor shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.
               (c) The Company shall have executed and delivered to the Equity Investor the Preferred Shares being issued to the Equity Investor at the Closing.
               (d) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions as adopted by the Company’s board of directors in a form reasonably acceptable to the Investors, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit D.
               (e) The Company shall have delivered to such Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.
               (f) The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.
               (g) The Company shall have delivered to such Investor a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.
               (h) The Certificate of Designations in the form attached as Exhibit A shall have been filed on or prior to the Closing Date with the Secretary of State of the State of Delaware and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended.
               (i) The representations and warranties of the Company in Section 3(b) shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except (x) for representations and warranties that shall not be true and correct as of the date when made and/or as of the Closing Date as though made at that time, in each case solely by virtue of the Stockholder Approval not being obtained as of the date when made and/or as of the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) of the Note Amendment Agreement as of the date when made and/or as of the Closing Date and (y) for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date (except for any breach of any such covenants or agreements solely by virtue of the Stockholder Approval not being obtained at or prior to the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) of the Note Amendment Agreement at or prior to the Closing Date). Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form attached hereto as Exhibit F-2.
               (j) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the issuance of the Preferred Shares and the Preferred Conversion Shares.

          7. MISCELLANEOUS.
               (a) Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York time, on the fourth Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed (including, without limitation, the form of this Agreement and the form of the Certificate of Designations) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the earlier to occur of (i) the fourth Business Day following the consummation of the Acquisition and (ii) sixty (60) calendar days after the Closing Date (the “Disclosure Deadline”), no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing or other public filings by the Company with the SEC prior to the Disclosure Deadline. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. If an Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. The Company and the Investors shall work together to adopt procedures designed to ensure that material non-public information is not disclosed to the Investors without its consent. Subject to the foregoing, neither the Company, its Subsidiaries nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8-K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations (provided that in the case of clause (y) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Investor in any filing, announcement, release or otherwise. Notwithstanding the foregoing, (I) in the event that the Equity Investor is deemed a director by deputization by virtue of the rights set forth in Section 4(t) of the Amended Securities Purchase Agreement, the restrictions set forth in this Section 7(a) shall not apply to the provision of information in the ordinary course to such director and the rights of the Equity Investor and its affiliates to disclose any material non-public information received by such director as set forth in this Section 7(a) shall not apply and (II) in the event any Investor receives material non-public information it solicited from any employee, officer or director of the Company or any of its Subsidiaries the rights of such Investor and its affiliates to disclose any material non-public information received by such director as set forth in this Section 7(a) shall not apply.
               (b) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
               (c) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
               (d) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
               (e) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
               (f) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
               (g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
               (h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
               (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, Warrants and Certificate of Designations). Each Investor may assign some or all of its rights hereunder without the consent of the Company in connection with a transfer by such Investor of any of the Securities, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.
               (j) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:
Ascendia Brands, Inc.
100 American Metro Boulevard
Suite 108
Hamilton, NJ 08619
Telephone: (609) 219-0930
Facsimile: (609) 219-1238
Attention: General Counsel
With a copy (for informational purposes only) to:
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000
Attention: Thomas D. Balliett, Esq.

If to the Investors:
c/o Prentice Capital Management, LP
623 Fifth Avenue
32nd Floor
New York, NY 10022
Telephone: (212)-756-8045
Facsimile: (212) 756-1480
Attention: Michael Weiss
                 Mathew Hoffman
with a copy (for informational purposes only) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Eleazer N. Klein, Esq.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
               (k) Remedies. Each Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment and Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President and Chief Executive Officer

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment and Exchange Agreement to be duly executed as of the date first written above.

INVESTORS:

PRENCEN LLC

By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

PRENCEN LENDING LLC
By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

AMENDMENT NO. 1 TO AMENDMENT AND EXCHANGE AGREEMENT
          AMENDMENT NO. 1, dated as of December 29, 2006 (the “ Agreement”), to the Amendment and Exchange Agreement (the “Common Exchange Agreement”, as amended hereby, the “Amended Common Exchange Agreement”), dated as of December 27, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), Prencen Lending LLC, a Delaware limited liability company (the “Debt Investor”) and Prencen LLC, a Delaware limited liability company (the “Equity Investor”, and collectively with the Debt Investor, the “Investors”). Capitalized terms not defined herein shall have the meaning as set forth in the Common Exchange Agreement.
          WHEREAS:
          A. The Investors have requested that the Company exchange an additional two hundred thousand (200,000) shares of Common Stock of the Company (the “ Additional Common Shares”) for thirty (30) shares of Additional Preferred Stock (as defined below) (the “Additional Preferred Shares”).
          B. Concurrently herewith, the Company will file with the Secretary of State of Delaware the certificate of designations for the Series B-1 Convertible Preferred Stock of the Company (the “Additional Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in accordance with the terms thereof, the “ Additional Preferred Stock”), which Additional Preferred Stock shall be convertible into shares of Common Stock (as converted, the “Additional Preferred Conversion Shares ”) in accordance with the terms of the Additional Certificate of Designations.
          C. The exchange of the Additional Common Shares for the Additional Preferred Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.
          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:
          1. CERTIFICATE OF DESIGNATIONS; CONSENT
               (a) On or prior to the date hereof, the Company shall file the Additional Certificate of Designations with the Secretary of State of the State of Delaware.
               (b) On or prior to the date hereof, the Company shall have delivered to the Investors the written consent of the board of directors of the Company to the resolutions authorizing the transactions contemplated hereby in the form previously provided to the Investors.
          2. AMENDMENTS.
               (a) Securities Purchase Agreement; Registration Rights Agreement. The Amended Securities Purchase Agreement (as amended hereby, the “Second Amended

Securities Purchase Agreement”) and the Amended Registration Rights Agreement (as amended hereby, the “Second Amended Registration Rights Agreement”) shall each be amended as of the date hereof as follows:
               (i) All references to “Certificate of Designations” shall include the Additional Certificate of Designations.
               (ii) All references to “Common Exchange Agreement” shall mean, the Amended Common Exchange Agreement.
               (iii) All references to “Conversion Shares” shall include the Additional Preferred Conversion Shares.
               (iv) All references to “Common Shares” shall include the Additional Common Shares.
               (v) All references to “Preferred Shares” shall include the Additional Preferred Shares.
               (vi) All references to “Preferred Stock” shall include the Additional Preferred Stock.
               (vii) All references to “Registration Rights Agreement” shall mean, the Second Amended Registration Rights Agreement.
               (viii) All references to “Securities Purchase Agreement” shall mean, the Second Amended Securities Purchase Agreement.
               (ix) The defined term “Transaction Documents” is hereby amended to include this Agreement and the Amended Certificate of Designations.
               (b) Ratifications. Except as otherwise expressly provided herein, the Second Amended Securities Purchase Agreement, Second Amended Registration Rights Agreement, the Amended Common Exchange Agreement and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
          3. REPRESENTATIONS AND WARRANTIES
               (a) Investor Representations. Each Investor hereby represents and warrants to the Company as set forth in Section 2 of the Second Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.
               (b) Company Representations. The Company represents and warrants to each Investor as set forth in Section 3 of the Second Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement, except as set forth on the Schedules of the Company attached thereto and except for such representations and warranties that are not true and correct as of the date hereof solely by virtue of the Stockholder Approval (as defined in the Note Amendment Agreement) not being obtained as of the date hereof and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) of the Note Amendment Agreement as of the date hereof.
               (c) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Additional Preferred Shares and the shares of Common Stock issuable upon conversion of the Additional Preferred Shares may be tacked onto the holding period of the Additional Common Shares being exchanged in connection herewith and, so long as the Company receives a legal opinion in a generally acceptable form in connection with a resale of the shares of Common Stock issuable upon conversion of the Additional Preferred Shares in reliance upon Rule 144, the Company agrees not to take a position contrary to this Section 3(c).
          4. MISCELLANEOUS.
               (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
               (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
               (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
               (e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
               (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
               (g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
               (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, Warrants and Certificate of Designations). Each Investor may assign some or all of its rights hereunder without the consent of the Company in connection with a transfer by such Investor of any of the Securities, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.
               (i) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:
Ascendia Brands, Inc.
100 American Metro Boulevard
Suite 108
Hamilton, NJ 08619
Telephone: (609) 219-0930

Facsimile: (609) 219-1238
Attention: General Counsel
With a copy (for informational purposes only) to:
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000
Attention: Thomas D. Balliett, Esq.
If to the Investors:
c/o Prentice Capital Management, LP
623 Fifth Avenue
32nd Floor
New York, NY 10022
Telephone: (212)-756-8045
Facsimile: (212) 756-1480
Attention: Michael Weiss
                  Mathew Hoffman
with a copy (for informational purposes only) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Eleazer N. Klein, Esq.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
               (j) Remedies. Each Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment No. 1 to the Amendment and Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.
By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President and Chief Executive Officer

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment No. 1 to the Amendment and Exchange Agreement to be duly executed as of the date first written above.

INVESTORS:

PRENCEN LLC
By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

PRENCEN LENDING LLC
By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

EXHIBIT E
REGISTRATION RIGHTS AGREEMENT
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 27, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).
          WHEREAS:
          A. In connection with the Second Amended and Restated Securities Purchase Agreement by and among the Company and the Buyers, dated as of June 30, 2006, (as amended from time to time in accordance with its terms, the “Securities Purchase Agreement”) the Company issued and sold to (i) Prencen Lending LLC, a Delaware limited liability company, a senior secured convertible note of the Company (as amended from time to time in accordance with its terms, the “Note”) which will, among other things, be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (as converted, collectively, the “Conversion Shares”), and (ii) Prencen LLC, a Delaware limited liability company (the “Equity Investor”), two series of warrants (as amended from time to time in accordance with their terms, the “Warrants”) which will be exercisable to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”).
          B. Contemporaneously with the execution and delivery of the Securities Purchase Agreement, Steven Bettinger and the Equity Investor executed and delivered that certain Securities Purchase Agreement, dated as of June 30, 2006 (the “Bettinger Agreement”), whereby the Equity Investor acquired shares of Common Stock (the “Bettinger Shares”).
          C. Contemporaneously herewith, the Company and the Buyers are entering into that certain Amendment and Exchange Agreement (the “Common Exchange Agreement”), pursuant to which the Equity Investor shall exchange certain Common Stock of the Company held by the Equity Investor for Series B Convertible Preferred Stock of the Company (the “Preferred Shares”) which will, among other things, be convertible into Common Stock (as converted, collectively, the “Preferred Conversion Shares”).
          D. To induce the Buyers to execute and deliver the Common Exchange Agreement, the Company has agreed to execute and deliver this Agreement which amends and restates that certain Amended and Restated Registration Rights Agreement, dated as of August 2, 2006 (as amended prior to the date hereof, the “Existing Registration Rights Agreement”), by and among the Company and the Buyers, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

          1. Definitions.
          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     a. “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
     b. “Closing Date” shall have the meaning set forth in the Common Exchange Agreement
     c. “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.
     d. “Effectiveness Deadline” means the date which is (i) in the event the Registration Statement is not subject to a full review by the SEC, 60 days after the Filing Deadline or (ii) in the event the Registration Statement is subject to a full review by the SEC, 90 days after the Filing Deadline.
     e. “Filing Deadline” means June 30, 2007.
     f. “Investor” means a Buyer or any transferee or assignee of the Notes, Preferred Shares, Bettinger Shares held by the Equity Investor immediately following the Closing Date or Warrants, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Notes, Preferred Shares, Bettinger Shares held by the Equity Investor immediately following the Closing Date or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.
     g. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     h. “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.
     i. “Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Preferred Conversion Shares issued or issuable upon conversion of the Preferred Shares, (iii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iv) the Bettinger Shares held by the Equity Investor immediately following the Closing Date, (v) any Common Stock currently held or subsequently acquired by the Buyers, and (vi) any capital stock of the Company issued or issuable, with respect to the

Notes, the Preferred Shares, the Conversion Shares, the Preferred Conversion Shares, the Warrant Shares, the Bettinger Shares held by the Equity Investor immediately following the Closing Date or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitations on conversions of the Notes or conversions of the Preferred Shares or exercises of the Warrants.
     j. “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.
     k. “Required Holders” means the holders of at least a majority of the Registrable Securities.
     l. “Required Registration Amount” means 130% of the sum of (i) the maximum number of Conversion Shares issued or issuable pursuant to the Notes, as of the trading day immediately preceding the applicable date of determination, (ii) the maximum number of Preferred Conversion Shares issued or issuable pursuant to the Preferred Shares, as of the trading day immediately preceding the applicable date of determination, (iii) the number of Bettinger Shares held by the Equity Investor immediately following the Closing Date and (iv) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination (subject to adjustment for stock splits and stock dividends and without regard to any limitations on conversion of the Notes or Preferred Shares or the exercise of the Warrants), all subject to adjustment as provided in Section 2(e).
     m. “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.
     n. “SEC” means the United States Securities and Exchange Commission.
          2. Registration.
          a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities (the date of such filing, the “Filing Date”). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the Filing Date. The Registration Statement filed on the Filing Date shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

     b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.
     c. Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company’s obligations under this Agreement.
     d. Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
     e. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the Preferred Shares or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes), that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designations (as defined in the Common Exchange Agreement)) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the applicable Warrant).
     f. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) filed with the SEC but not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which an Investor shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, (i) no Registration Delay Payments shall be due and payable with respect to the Warrants or the Warrant Shares and (ii) in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate Purchase Price of the Notes.

          3. Related Obligations.
          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
     a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval shall be sought within one day), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.
     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, or Form 10-QSB, Form 10-K, or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

     c. The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least seven (7) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) incorporate any reasonable comments (such comments to be reasonably drafted by Legal Counsel) of Legal Counsel that are received by the Company by no later than 5:00 p.m. New York City time, two (2) Business Days prior to their filing with the SEC into any Registration Statement or amendment or supplement thereto. In the event that Legal Counsel does not provide its comments within the time provided, the Company shall not be obligated to incorporate any such comments. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld and shall be provided within two (2) Business Days of the Company’s written request for such approval; provided, that, if such approval is not provided within such two (2) Business Day period, the Effectiveness Deadline shall be extended until such time as such approval is provided by Legal Counsel. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.
     d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
     e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
     f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement is appropriate.
     g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
     h. If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

     i. If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document or any confidentiality agreement entered into among the parties hereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.
     j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
     k. The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The NASDAQ Global Market, or (iii) if, despite the Company’s best efforts to satisfy the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The

NASDAQ Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).
     l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend after such time as a Registration Statement covering such Registrable Securities is effective) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.
     m. If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make appropriate and reasonable amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.
     n. The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
     o. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.
     p. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
     q. Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A.

     r. Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Business Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Business Days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.
     4. Obligations of the Investors.
     a. At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement and such Investor shall furnish such information by no later than 5:00 p.m. New York City time at least three (3) Business Days prior to the intended filing date. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.
     b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
     c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.
     d. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.
          5. Expenses of Registration.
          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000.
          6. Indemnification.
          In the event any Registrable Securities are included in a Registration Statement under this Agreement:
     a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to section 3(a) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.
     b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.
     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, Claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.
     d. No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.
     e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
     f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
          7. Contribution.
          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any Investor which sells Registrable Securities shall be limited in amount to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to such Registration Statement.
          8. Reports Under the 1934 Act.
          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:
     a. make and keep public information available, as those terms are understood and defined in Rule 144;
     b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the

Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
     c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
          9. Assignment of Registration Rights.
          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.
          10. Amendment of Registration Rights.
          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
          11. Miscellaneous.
     a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.
     b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc. 100 American Metro Boulevard Suite 108 Hamilton, NJ 08619
Telephone:	(609) 219-0930
Facsimile:	(609) 219-1238
Email: asheldrick@ascendiabrands.com
Attention:	General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036
Telephone:	(212) 715-9100
Facsimile:	(212) 715-9121
Email: Tballiett@kramerlevin.com

Attention:	Thomas D. Balliett, Esq.

If to the Transfer Agent:

American Stock Transfer & Trust Co. 6201 15th Avenue Brooklyn, NY 11219 Attention: Joe Wolf, Vice President
Telephone:	(718) 921-8143
Facsimile:	(718) 921-8116

If to Legal Counsel:

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 756-2000 Facsimile: (212) 593-5955 Email: ele.klein@srz.com Attention: Eleazer N. Klein, Esq.

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or confirmation of email delivery or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
          d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
          e. This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          j. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.
          k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
          l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
          m. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
* * * * * *

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Second Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: ASCENDIA BRANDS, INC. (f/k/a Cenuco, Inc.)
By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President and Chief Executive Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Second Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LLC By:Prentice Capital Management, LP, as Manager

By:	/s/ Mathew B. Hoffman Name: Mathew B. Hoffman
Title: General Counsel

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Second Amended and Restated Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LENDING LLC, as Buyer By: Prentice Capital Management, LP, as Manager

By:	/s/ Mathew B. Hoffman Name: Mathew B. Hoffman
Title: General Counsel

SCHEDULE OF BUYERS

	Buyer Address	Buyer’s Representative’s Address
Buyer	and Facsimile Number	and Facsimile Number

Prencen LLC	c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
	New York, NY 10022	Schulte Roth & Zabel LLP
	Facsimile: (212) 756-1480	919 Third Avenue
	Telephone: (212)-756-8045	New York, New York 10022
	Attention: Michael Weiss	Attention: Eleazer Klein, Esq.
	Mathew Hoffman	Facsimile: (212) 593-5955
	Email: MichaelW@prenticecapital.com	Telephone: (212) 756-2000
	Matth@prenticecapital.com	Email: ele.klein@srz.com

Prencen Lending LLC	c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
	New York, NY 10022	Schulte Roth & Zabel LLP
	Facsimile: (212) 756-1480	919 Third Avenue
	Telephone: (212) 756-8045	New York, New York 10022
	Attention: Michael Weiss	Attention: Eleazer Klein, Esq.
	Mathew Hoffman	Facsimile: (212) 593-5955
	Email: MichaelW@prenticecapital.com	Telephone: (212) 756-2376
	Matth@prenticecapital.com	Email: ele.klein@srz.com

EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
American Stock Transfer & Trust Co.
6201 15th Avenue
Brooklyn, NY 11219
Attention: Joe Wolf, Vice President
Re: ASCENDIA BRANDS, INC..
Ladies and Gentlemen:
          [We are][I am] counsel to Ascendia Brands, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with (i) that certain Second Amended and Restated Securities Purchase Agreement (as amended, the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to Prencen Lending LLC, a Holder, notes (the “Notes”) convertible into the Company’s common stock, $0.001 par value (the ”Common Stock”) and to Prencen LLC, a Holder, two series of warrants exercisable for shares of Common Stock (the “Warrants”) and (ii) that certain Amendment and Exchange Agreement (the “Common Exchange Agreement”), entered into by and among the Company and the Holders pursuant to which the Company issued to the Prencen LLC, Series B Convertible Preferred Stock of the Company (the “Preferred Shares”) convertible into shares of Common Stock. Pursuant to the Securities Purchase Agreement and the Common Exchange Agreement, the Company also has entered into a Second Amended and Restated Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, [ ] shares of Common Stock, the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                      ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.
          In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

- A1 -

          This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated July 27, 2006 and December ___, 2006.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

- A2 -

EXHIBIT B
SELLING STOCKHOLDERS
     The shares of Common Stock being offered by the selling stockholders are issuable upon conversion of the Notes, conversion of the Preferred Shares upon exercise of the Warrants and shares of Common Stock. For additional information regarding the issuance of the Notes, the Preferred Shares and Warrants and shares of Common Stock see “Private Placement of Notes, Preferred Shares, Warrants and Common Stock” above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the Bridge Agreement (as defined in the Securities Purchase Agreement) and the ownership of the Notes, Preferred Shares ,Warrants and Common Stock issued pursuant to the Securities Purchase Agreement and the Amendment and Exchange Agreement, the selling stockholders have not had any material relationship with us within the past three years.
     The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Notes, Preferred Shares, Warrants and Common Stock currently held by the selling stockholders, as of                     , 200_, assuming conversion of all the Notes and Preferred Shares and exercise of the Warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.
     The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.
     In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (ii) the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (iii) [ ] shares of Common Stock and (iv) the maximum number of shares of Common Stock issuable upon exercise of the Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC (subject to adjustment for stock splits and stock dividends). Because the conversion price of the Notes and the Preferred Shares and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.
     Under the terms of the Notes, the Preferred Shares and the Warrants, a selling stockholder may not convert the Notes or the Preferred Shares or exercise the Warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99% of our then outstanding shares of Common Stock following such conversion or exercise,

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     excluding for purposes of such determination shares of Common Stock issuable upon conversion of the Notes or the Preferred Shares which have not been converted and upon exercise of the Warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

	Number of Shares of	Maximum Number of Shares	Number of Shares of
	Common Stock Owned	of Common Stock to be Sold	Common Stock Owned
Name of Selling Stockholder	Prior to Offering	Pursuant to this Prospectus	After Offering
Prencen LLC (1)	—	—	0
Prencen Lending LLC (2)	—	—	—

(1)	Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

(2)	Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen Lending LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

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PLAN OF DISTRIBUTION
     We are registering the shares of Common Stock issuable upon conversion of the Notes and Preferred Shares, upon exercise of the Warrants and shares of Common Stock to permit the resale of these shares of Common Stock by the holders of the Notes, Preferred Shares, Warrants and Common Stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.
     The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales made after the date the Registration Statement is declared effective by the SEC;

•	sales pursuant to Rule 144;

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•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.
     The selling stockholders may pledge or grant a security interest in some or all of the Notes, Preferred Shares, Warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.
     Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the

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shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.
     The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.
     We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.
     Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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EXHIBIT F
NOTE AMENDMENT AGREEMENT
          AMENDMENT AGREEMENT (the “Agreement”), dated as of December 30, 2006, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), Prencen Lending LLC, a Delaware limited liability company (the “Debt Investor”) and Prencen LLC, a Delaware limited liability company (the “Equity Investor”, and collectively with the Debt Investor, the "Investors”). Capitalized terms not defined herein shall have the meaning as set forth in the Amended Securities Purchase Agreement (as defined below).
          WHEREAS:
          A. The Company entered into that certain Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (as amended prior to the date hereof, the “Existing Securities Purchase Agreement”), by and among the Company and the Investors, pursuant to which, among other things, (i) the Debt Investor purchased from the Company a Senior Secured Convertible Note (as amended prior to the date hereof, the “Existing Note”), which is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms thereof (the Existing Note as converted, the “Existing Conversion Shares”) and (ii) the Equity Investor purchased from the Company warrants to acquire additional shares of Common Stock.
          B. Contemporaneously with the consummation of the transactions contemplated by the Existing Securities Purchase Agreement, (i) the Company and certain Subsidiaries of the Company entered into an Amended and Restated Pledge and Security Agreement, dated as of August 2, 2006, by and among the Company, certain Subsidiaries of the Company and the Debt Investor (the “Existing Pledge Agreement”), (ii) the Company and certain Subsidiaries of the Company entered into an Amended and Restated Security Agreement, dated as of August 2, 2006, by and among the Company, certain Subsidiaries of the Company and the Debt Investor (the “Existing Security Agreement”), (iii) certain of the Subsidiaries of the Company entered into an Amended and Restated Guaranty (the "Initial Guarantors”) in favor of the Debt Investor, dated as of August 2, 2006 (the “Existing Guaranty”) and (iv) certain other Subsidiaries of the Company entered into a Guaranty (the "Additional Guarantors”) in favor of the Debt Investor, dated as of August 2, 2006 (the “Existing Additional Guaranty”).
          C. The Company and the Investors desire to enter into this Agreement, pursuant to which, among other things, (i) the Company shall amend and restate its Existing Note as set forth in the Amended and Restated Senior Secured Convertible Note in the form attached hereto as Exhibit A (the “Amended Note”), which shall be convertible into Common Stock (as converted, collectively, the “Amended Conversion Shares”), in accordance with the terms thereof and (ii) the Debt Investor shall waive certain outstanding Events of Default (as defined in the Existing Note) set forth on Schedule I attached hereto (the “Existing Events of Default”).

          D. The exchange of the Existing Note for the Amended Note is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.
          E. Prior to the date hereof, the Company and the Investors have entered into that certain Amendment and Exchange Agreement (as amended from time to time, the “Common Exchange Agreement”), pursuant to which the Equity Investor shall exchange certain Common Stock of the Company held by the Equity Investor for Series B Convertible Preferred Stock of the Company (the "Exchange”).
          F. Prior to the date hereof, the Company and the Investors have entered into that certain Second Amended and Restated Registration Rights Agreement (as amended prior to the date hereof, the “Existing Registration Rights Agreement”), by and among the Company and the Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.
          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:
          1. AMENDMENT AND RESTATEMENT OF EXISTING NOTE.
               (a) Amendment and Restatement of Existing Note. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, (i) the Debt Investor shall surrender to the Company at the closing contemplated by this Agreement (the “Closing”) the Existing Note of the Debt Investor and (ii) the Company shall issue and deliver to the Debt Investor the Amended Note in the same outstanding principal amount and with such accrued but unpaid interest as under the Existing Note on the Closing Date (as defined below).
               (b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investors). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.
          2. AMENDMENTS; WAIVER; CONSENT;.
               (a) Existing Securities Purchase Agreement; Existing Registration Rights Agreement. The Existing Securities Purchase Agreement (as amended hereby, the “Amended Securities Purchase Agreement”) and the Existing Registration Rights Agreement (as amended hereby, the “Amended Registration Rights Agreement”) shall be amended as of the Closing as follows:
               (i) All references to “Notes” in the Transaction Documents shall mean, and are hereby replaced with, the following:

“Amended Note” (as defined in the Amendment Agreement, dated December 30, 2006, by and among the Company and the Buyers (the “Note Amendment Agreement”)).
               (ii) All references to “Registration Rights Agreement” in the Transaction Documents shall mean, the Amended Registration Rights Agreement.
               (iii) All references to “Securities Purchase Agreement” in the Transaction Documents shall mean, the Amended Securities Purchase Agreement.
               (iv) The defined term “Transaction Documents” as used in any of the Transaction Documents is hereby amended to include the Note Amendment Agreement and the Ratification Agreements (as defined in the Note Amendment Agreement).
               (b) Ratifications. Except as otherwise expressly provided herein, (i) the Securities Purchase Agreement, Registration Rights Agreement, each Security Document and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (A) all references in the Transaction Documents, including without limitation any Security Document, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, and (B) all references in the other Transaction Documents, including without limitation any Security Document, to the “Registration Rights Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Registration Rights Agreement shall mean the Existing Registration Rights Agreement as amended by this Agreement, (ii) to the extent that the Securities Purchase Agreement or any other Transaction Document purports to pledge to the Debt Investor, or to grant to the Debt Investor, a security interest in or lien on, any collateral as security, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Debt Investor or the Equity Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.
               (c) Waiver. Effective as of the Closing Date, the Debt Investor hereby waives the Existing Events of Default.
               (d) Consent. The Debt Investor hereby consents to (i) the amendments set forth in this Agreement and (ii) the consummation of the transactions contemplated hereby, in each case, as required by the terms of the Existing Note.
          3. REPRESENTATIONS AND WARRANTIES
               (a) Investor Representations. Each Investor hereby represents and warrants to the Company as set forth in Section 2 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

               (b) Company Representations. The Company represents and warrants to each Investor as set forth in Section 3 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement, except as set forth on the Schedules of the Company attached hereto and except for such representations and warranties that are not true and correct as of the date hereof solely by virtue of the Stockholder Approval not being obtained as of the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) below as of the Closing Date.
               (c) No Event of Default. The Company represents and warrants to the Investor that, other than the Existing Events of Default, after giving effect to the terms of this Agreement, no Default or Event of Default shall have occurred and be continuing as of the date hereof. Notwithstanding anything herein or in any Transaction Document, as amended, to the contrary, no Default or Event of Default shall be deemed to have occurred and be continuing as of the date hereof solely by virtue of the Stockholder Approval not being obtained as of the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) below as of the Closing Date.
               (d) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Amended Note may be tacked onto the holding period of the Existing Note and, so long as the Company receives a legal opinion in a generally acceptable form in connection with a resale of the shares of Common Stock issuable upon conversion of the Amended Note in reliance upon Rule 144, the Company agrees not to take a position contrary to this Section 3(c).
          4. FEES AND EXPENSES
               (a) At the Closing, the Company shall reimburse the Investors for their reasonable legal fees and expenses in connection with the preparation and negotiation of this Agreement and the related documents by paying such amount to Schulte Roth & Zabel LLP (the “Investor Counsel Expense”). Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other non-income taxes and duties levied in connection with the issuance (but not the conversion) of the Amended Note.
          5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.
          The obligations of the Company to each Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing such Investor with prior written notice thereof:

               (a) Each Investor shall have executed this Agreement and delivered the same to the Company.
               (b) The Debt Investor shall have delivered to the Company its Existing Note for cancellation or such other documentation reasonably satisfactory to the Company that such Debt Investor’s Existing Note has been lost or destroyed.
               (c) The representations and warranties of the Investors in Section 3(a) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date). The Company shall have received a certificate of the Investors, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company in the form attached hereto as Exhibit E-1.
          6. CONDITIONS TO THE INVESTORS’ OBLIGATIONS HEREUNDER.
          The obligations of each Investor hereunder is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
               (a) The Company shall have executed this Agreement and delivered the same to such Investor.
               (b) Such Investor shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit B attached hereto.
               (c) The Company shall have executed and delivered to the Debt Investor the Amended Note being issued to the Debt Investor at the Closing.
               (d) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions as adopted by the Company’s board of directors in a form reasonably acceptable to the Investors, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit C.
               (e) The Company shall have delivered to such Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.
               (f) The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

               (g) The Company shall have delivered to such Investor a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.
               (h) The representations and warranties of the Company in Section 3(b) shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except (x) for representations and warranties that shall not be true and correct as of the date when made and/or as of the Closing Date as though made at that time, in each case solely by virtue of the Stockholder Approval not being obtained as of the date when made and/or as of the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) below as of the date when made and/or as of the Closing Date and (y) for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date (except for any breach of any such covenants or agreements solely by virtue of the Stockholder Approval not being obtained at or prior to the Closing Date and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) below at or prior to the Closing Date). Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form attached hereto as Exhibit E-2.
               (i) The Company and its Subsidiaries party thereto shall have delivered to such Buyer the amendment, ratification and affirmation of the Existing Security Agreement in the form attached hereto as Exhibit F (the “Security Ratification Agreement”) and the Existing Pledge Agreement in the form attached hereto as Exhibit G (the “Pledge Ratification Agreement”).
               (j) The Initial Guarantors shall have delivered to such Buyer the amendment, ratification and affirmation of the Existing Guaranty in the form attached hereto as Exhibit H (the "Guaranty Ratification Agreement”)
               (k) The Additional Guarantors shall have delivered to such Buyer the amendment, ratification and affirmation of the Existing Additional Guaranty in the form attached hereto as Exhibit I (the “Additional Guaranty Ratification Agreement”, and together with the Security Ratification Agreement, the Pledge Ratification Agreement and the Guaranty Ratification Agreement, the “Ratification Agreements”).
               (l) The Amended Note and Transaction Documents shall be secured pursuant to the terms of the Security Documents in the same manner and to the same extent as the Existing Notes.
               (m) Other than the Stockholder Approval, the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the issuance of the Amended Note.

               (n) The Company shall have delivered to such Investor duly executed Voting Agreements from the holders of a majority of the outstanding voting securities of the Company, in the form attached hereto as Exhibit J (the “Voting Agreements”), whereby the Stockholders shall agree to vote in favor of the Resolutions (as defined below).
               (o) The Company shall have delivered to such Investor the Transaction Stockholder Consent (as defined below).
               (p) The Exchange shall have been consummated.
          7. MISCELLANEOUS.
               (a) Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York time, on the fourth Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed (including, without limitation, the form of this Agreement and the form of the Amended Note) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the earlier to occur of (i) the fourth Business Day following the consummation of the Acquisition and (ii) sixty (60) calendar days after the Closing Date (the “Disclosure Deadline”), no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing or other public filings by the Company with the SEC prior to the Disclosure Deadline. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. If an Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. The Company and the Investors shall work together to adopt procedures designed to ensure that material non-public information is not disclosed to the Investors without its consent. Subject to the foregoing, neither the Company, its Subsidiaries nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8-K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations (provided that in the case of clause (y) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Investor in any filing, announcement, release or otherwise. Notwithstanding the foregoing, (I) in the event that the Equity Investor is deemed a director by deputization by virtue of the rights set forth in Section 4(t) of the Amended Securities Purchase Agreement, the restrictions set forth in this Section 7(a) shall not apply to the provision of information in the ordinary course to such director and the rights of the Equity Investor and its affiliates to disclose any material non-public information received by such director as set forth in this Section 7(a) shall not apply and (II) in the event any Investor receives material non-public information it solicited from any employee, officer or director of the Company or any of its Subsidiaries the rights of such Investor and its affiliates to disclose any material non-public information received by such director as set forth in this Section 7(a) shall not apply.
          (b) Stockholder Approval.
               (i) Transaction Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the Closing Date, but in no event later than January 24, 2007, an information statement (the “Transaction Information Statement”), substantially in the form which has been previously reviewed by the Investors and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit K-1 (the “Transaction Stockholder Consent” and the date such Transaction Stockholder Consent is effective pursuant to applicable law and regulation, the “Transaction Stockholder Consent Effective Date”) approving the Transaction Resolutions (the “Transaction Resolutions”) that approve the transactions contemplated hereby and pursuant to the Common Exchange Agreement, including, without limitation, the issuance and terms of the Amended Note, the exchange of the Common Shares (as defined in the Common Exchange Agreement) for the Preferred Shares (as defined in the Common Exchange Agreement) and the issuance and the terms of the Preferred Shares, in accordance with the Company’s Certificate of Incorporation and other certificate of designations and applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Transaction Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than April 30, 2007 (the “Transaction Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Transaction Resolutions (such affirmative approval being referred to herein as the “Transaction Stockholder Approval” and the date such approval is obtained, the “Transaction Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Transaction Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Transaction Resolutions. The Company shall be obligated to seek to obtain the Transaction Stockholder Approval by the Transaction Stockholder Meeting Deadline. If,

despite the Company’s reasonable best efforts, the Transaction Stockholder Approval is not obtained on or prior to the Transaction Stockholder Meeting Deadline, the Company shall cause an additional Transaction Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Transaction Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Transaction Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Transaction Resolutions at any such Transaction Stockholder Meeting and the Transaction Stockholder Approval is not obtained, the Company shall cause an additional Transaction Stockholder Meeting to be held each calendar quarter thereafter until such Transaction Stockholder Approval is obtained.
               (ii) Authorized Share Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than February 23, 2007, an information statement (the “Authorized Share Information Statement”), substantially in the form which has been previously reviewed by the Investors and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit K-2 (the “Authorized Share Stockholder Consent” and the date such Authorized Share Stockholder Consent is effective pursuant to applicable law and regulation, the “Authorized Share Stockholder Consent Effective Date”) approving the Authorized Share Resolutions (the “Authorized Share Resolutions” and collectively with the Transaction Resolutions, the “Resolutions”) that approve (x) the increase in the authorized Common Stock of the Company from 225,000,000 shares to a number of shares of Common Stock that is no less than such number of shares of Common Stock that would permit the Company to reserve as of the date hereof from the authorized Common Stock of the Company the Required Registration Amount (as defined in the Amended Registration Rights Agreement) of Common Stock of the Company and (y) the amendment of the Certificate of Incorporation of the Company to provide that the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the outstanding voting securities of the Company, in accordance with applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Authorized Share Stockholder Meeting”), which shall be called as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than April 30, 2007 (the “Authorized Share Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Authorized Share Resolutions (such affirmative approval being referred to herein as the “Authorized Share Stockholder Approval” and the date such approval is obtained, the “Authorized Share Stockholder Approval Date” and the Authorized Share Stockholder Approval and the Transaction Stockholder Approval are collectively referred to as the

“Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Authorized Share Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Authorized Share Resolutions. The Company shall be obligated to seek to obtain the Authorized Share Stockholder Approval by the Authorized Share Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Authorized Share Stockholder Approval is not obtained on or prior to the Authorized Share Stockholder Meeting Deadline, the Company shall cause an additional Authorized Share Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Authorized Share Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Authorized Share Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Authorized Share Resolutions at any such Authorized Share Stockholder Meeting and the Authorized Share Stockholder Approval is not obtained, the Company shall cause an additional Authorized Share Stockholder Meeting to be held each calendar quarter thereafter until such Authorized Share Stockholder Approval is obtained.
               (c) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
               (d) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               (e) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
               (f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
               (g) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
               (h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
               (i) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
               (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (as defined in the Notes) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). Each Investor may assign some or all of its rights hereunder without the consent of the Company in connection with a transfer by such Investor of any of the Securities, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.
               (k) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc. 100 American Metro Boulevard Suite 108 Hamilton, NJ 08619
Telephone:	(609) 219-0930

Facsimile:	(609) 219-1238
Attention:	General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036
Telephone:	(212) 715-9100
Facsimile:	(212) 715-8000
Attention:	Thomas D. Balliett, Esq.

If to the Investors:

c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022
Telephone:	(212)-756-8045
Facsimile:	(212) 756-1480
Attention:	Michael Weiss
Mathew Hoffman

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
               (l) Remedies. Each Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.
By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President and Chief Executive Officer

          IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment Agreement to be duly executed as of the date first written above.

INVESTORS:

PRENCEN LLC
By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

PRENCEN LENDING LLC
By:	/s/ Mathew B. Hoffman
	Name:	Mathew B. Hoffman
	Title:	General Counsel

Schedule I
Existing Events of Default

For Covenant Events of Default:
Section of				Fiscal Period
Amended Note		Section of		applicable to
for Event of	Description of	Amended Note		such Event of
Default	Event of Default	for Covenant	Title of Covenant	Default (if any)

EXHIBIT G
AMENDED NOTE
NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.
Ascendia Brands, Inc.
Amended And Restated Senior Secured Convertible Note

Issuance Date: August 2, 2006	Original Principal Amount: U.S. $91,000,000
Amendment Date: December 30, 2006
          WHEREAS, Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation (the “Company”) and certain Buyers (the “Original Note Buyers”) entered into that certain Securities Purchase Agreement, dated as of October 10, 2005, which was subsequently amended and restated in that certain Amended and Restated Securities Purchase Agreement (the “Original Note Agreement”), dated November 16, 2005 (the “Original Note Agreement Date”) with respect to the potential acquisition by the Original Note Buyers of (a) secured convertible notes (the “Original Notes”), which were to be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and (b) certain warrants (the “Original Note Warrants”)
          WHEREAS, on the Original Note Agreement Date, the Company and certain of its subsidiaries entered into temporary financing arrangements with certain of the Original Note Buyers, as secured lenders (the “Bridge Lenders”), and as more fully set forth in a Bridge Term Loan Agreement (the “Bridge Agreement”) by and among the Company, Lander Intangibles Corporation, Hermes Acquisition Company I LLC, and Lander Co., Inc., as borrowers (collectively, the “Bridge Borrowers”), and their subsidiaries signatory thereto (together with the Bridge Borrowers, the “Bridge Loan Parties”), Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), as agent for the Lenders (in such capacity, the “Bridge Agent”), and the Bridge Lenders, as lenders, and certain other security and ancillary documents related thereto (the “Bridge Facility”), pursuant to which the Original Note Buyers made available to the Bridge Borrowers a $80 million secured term loan.
          WHEREAS, Prencen Lending acquired the Obligations (as defined in the Bridge Agreement) owed by the Company to Highgate House Funds, Ltd. (a Bridge Lender) under the Bridge Facility, such that Prencen Lending now owns all of the Obligations (as defined in the Bridge Agreement).
          WHEREAS, on May 15, 2006, the Bridge Facility matured and the Bridge Lenders, the Original Note Buyers and the Company agreed (a) to forgo any short-term extensions of the Bridge Facility, (b) to extend the Company’s Obligations, as secured by Collateral (as defined in the Security Documents), through the Company’s issuance of Notes (as defined below) as an amendment and restatement of the outstanding Obligations pursuant to the Bridge Facility, which provides a longer maturity date for such Obligations and the right to convert such Obligations into equity, (c) to the Company’s payment to Prencen Lending of the Obligations (excluding any outstanding principal amounts, but including accrued and unpaid interest and any other amounts payable as of August 2, 2006) pursuant to the Bridge Agreement and (d) to ratify and confirm security interests to secure such Obligations in accordance with the Security Documents.
          WHEREAS, the Company, Prencen Lending and certain buyers entered into that certain Second Amended and Restated Securities Purchase Agreement dated as of June 30, 2006 (as amended, modified or supplemented, the “Securities Purchase Agreement”) pursuant to which the Bridge Facility was amended and restated and the Company issued to Prencen Lending a Senior Secured Convertible Note, dated as of August 2, 2006, in the principal amount of $91,000,000 (the “Existing Note”).
          WHEREAS, the Company, Prencen LLC and Prencen Lending have entered into (a) that certain Amendment and Exchange Agreement, dated as of December 27, 2006 (as amended from time to time, the “Exchange Agreement”) and (b) that certain Amendment Agreement, dated as of December 30, 2006 (the “Amendment Agreement”) pursuant to which, among other things, the Company and Prencen Lending agreed to amend and restate the Existing Note in this Amended and Restated Senior Convertible Note (the date of such Amendment Agreement, the “Amendment Date”).
          NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the Bridge Facility and all indebtedness and other obligations thereunder and the Existing Note are hereby amended and restated by the Notes with terms and conditions as follows:
          FOR VALUE RECEIVED, the Company hereby promises to pay to the order of PRENCEN LENDING LLC or registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, and including the amount of any Capitalized Interest (as defined below), the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest

Rate, from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Amended and Restated Senior Secured Convertible Note (including all Amended and Restated Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note” and, to the extent any principal amount of this Note is transferred, such other Amended and Restated Senior Secured Convertible Notes issued in connection with such transfer, the “Other Notes” and collectively with this Note, the “Notes”) amends, supplements, modifies and completely restates and supersedes the Existing Note issued by the Company to the Holder, but shall not, except as specifically amended hereby or as set forth in the Amendment Agreement, constitute a release, satisfaction or novation of any of the obligations under the Existing Note or any other Transaction Document (as defined in the Securities Purchase Agreement). This Note is the Amended and Restated Senior Secured Convertible Note issued pursuant to the Amendment Agreement. Certain capitalized terms used herein are defined in Section 29.
          (1) MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to all of the Obligations then due and owing hereunder. The “Maturity Date” shall be December 30, 2016, as may be extended in writing at the sole option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5) is delivered prior to the Maturity Date.
          (2) INTEREST. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the last day of each calendar month during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being December 31, 2006. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date in cash; provided, however, that all or any portion of the Interest due on each Interest Date prior to earlier of (a) the consummation of the Acquisition and (b) March 31, 2007 (the “Deferral Period”) may be deferred, and such deferred Interest shall be compounded monthly during the Deferral Period, at the option of the Company, so long as the Company delivers written notice (an “Interest Notice”) to the Holder, no more than five (5) or less than two (2) Business Days prior to such Interest Date. At the end of the Deferral Period, all Interest accrued and unpaid hereunder as of such date shall be paid in cash to the Holder, which Interest shall include $3,392,802.50 in accrued and unpaid interest deferred under the Existing Note (and as further compounded monthly hereunder) between the Issuance Date and the Amendment Date. Following the consummation of the Acquisition and incurrence of the Permitted Acquisition Indebtedness provided by a third-party which is unaffiliated with the Holder (the “Third-Party Permitted Acquisition Indebtedness”), Interest due hereunder shall be capitalized on and as of each Interest Date by adding it to the outstanding Principal on this Note (the “Capitalized Interest”). In the event that, following the consummation of the Acquisition, the Holder or any of its Affiliates provides all of the Permitted Acquisition Indebtedness, Interest due hereunder shall be due and payable in cash on each Interest Date until such time as all outstanding Permitted Acquisition Indebtedness is Third-Party Permitted Acquisition Indebtedness. Upon the occurrence and during the continuance of an Event of Default, the Interest Rate on the Obligations shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, such increased Interest Rate shall no longer be in effect as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
          (3) CONVERSION OF NOTES. This Note shall be convertible into shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.
               (a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.
               (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).
               (i) “Conversion Amount” means the sum of (A) the portion of the Principal (including any Capitalized Interest) to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest, compounded monthly, with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such Principal and Interest.
               (ii) “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $0.42, subject to adjustment as provided herein.
               (c) Mechanics of Conversion.
               (i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (1) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of the Depository Trust Company (“DTC”) credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver no later than the Share Delivery Date, to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
               (ii) Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five (5) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each day of such Conversion Failure in an amount equal to 1.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(iii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the

Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Holder’s balance account with DTC (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.
               (iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.
               (iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.
               (d) Limitations on Conversions.
               (i) Beneficial Ownership. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice not in excess of 9.99%; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.
               (ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note or the Preferred Shares or exercise of the Warrants, and the Holder of this Note shall not have the right to receive upon conversion of this Note any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise, as applicable, of the Notes, the Preferred Shares and Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued in the aggregate, upon conversion or exercise, as applicable, of Notes, Preferred Shares or Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the number of Registrable Securities of such Purchaser pursuant to the Registration Rights Agreement on the Amendment Date and the denominator of which is the aggregate amount of all Registrable Securities on the Amendment Date (with respect to each Purchaser, the “Exchange Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.
               (e) Holder’s Right of Exchange. If required by the Principal Market pursuant to its listing requirements at any time following the consummation of the Acquisition, up to $40,000,000 in outstanding Principal amount of this Note together with any accrued and unpaid Interest thereon and Late Charges on such Principal and Interest, if any (such amount, the “Exchange Amount”) shall be exchanged (the “Exchange”) for a new series of convertible preferred stock (the “New Securities”) of the Company, which New Securities shall have such rights, designations and preferences as the Holder and the Company shall mutually agree. Upon the consummation of the Exchange, the Company shall (i) deliver to the Holder the New Securities and (ii) pay to the Holder, in cash, an amount equal to 15% of the Exchange Amount by wire transfer of immediately available funds in accordance with the Holder’s written wire transfer instructions.
          (4) RIGHTS UPON EVENT OF DEFAULT.
               (a) Event of Default. Each of the following events shall constitute an “Event of Default”:
               (i) (A) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is sixty (60) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or (B) while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));
               (ii) the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

               (iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;
               (iv) at any time following the tenth (10th) consecutive Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);
               (v) the Company’s failure to pay to the Holder any amount of Principal (including, without limitation, the Company’s failure to pay any redemption payments), Interest, Late Charges or other amounts (other than Registration Delay Payments) when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least three (3) Business Days;
               (vi) the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement), other than with respect to any Other Notes;
               (vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;
               (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;
               (ix) a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;
               (x) the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document that is not specifically addressed by any other Event of Default set forth in this Section 4(a), except, subject to clause (ii) hereof, (i) in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days or (ii) in the case of any breach that arises solely by virtue of the Transaction Stockholder Approval or the Authorized Share Stockholder Approval not being obtained at or prior to the Closing Date specified in the Amendment Agreement and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 7(b)(ii) of the Amendment Agreement at or prior to the Closing Date specified in the Amendment Agreement; provided, however, that the breach of any covenants set forth on Schedule I shall not be deemed an Event of Default unless (A) other than a default specified under clause (1) of Schedule I, such breach remains uncured as of the termination of the Acquisition Special Cure Period or (B) with respect to any covenant requiring satisfaction as of the end of a fiscal period, such covenant is not satisfied as of the end of the fiscal period immediately following the Acquisition Special Cure Period;
               (xi) any breach or failure in any respect to comply with Section 15 of this Note;
               (xii) failure to obtain the Authorized Share Stockholder Consent or the Authorized Share Stockholder Approval, as the case may be, by June 1, 2007;
               (xiii) the Company or any Subsidiary shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party, any Pledge Agreement to which it is a party or any Mortgage to which it is a party;
               (xiv) any material provision of any Security Document (as determined by the Collateral Agent) shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Security Document;
               (xv) any Security Agreement, any Pledge Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the holders of the Note on any Collateral (as defined in the Security Documents) purported to be covered thereby;
               (xvi) any bank at which any deposit account, blocked account, or lockbox account of the Company or any Subsidiary is maintained shall fail to comply with any material term of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of the Company or any Subsidiary shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party (it being understood that only accounts pursuant to which the Collateral Agent has requested account control agreements should be subject to this clause (xv));
               (xvii) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement); or
               (xviii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.
               (b) Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one (1) Business Day deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the greater of the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default, the Closing Sale Price of the Common Stock on the date immediately following such Event of Default and the Closing Sale Price of the Common Stock on the date the Holder delivers the Event of Default Redemption Notice (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 4(b), the

Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.
          (5) RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.
               (a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.
               (b) Redemption Right. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending twenty (20) Trading Days after the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greater of (i) the product of (x) the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the greater of the Closing Sale Price of the Common Stock immediately prior to the consummation of the Change of Control, the Closing Sale Price immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of the Common Stock immediately prior to the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 120% of the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the Installment Amounts relating to the applicable Installment Dates as set forth in the Change of Control Redemption Notice. The parties hereto agree that in the event of the Company’s redemption of any portion of the Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.
          (6) RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.
               (a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
               (b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.
          (7) RIGHTS UPON ISSUANCE OF OTHER SECURITIES.
               (a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the lowest price per share at which any share of Common Stock were issued or sold or deemed to be issued or sold (in accordance with this Section 7(a)) in connection with such Dilutive Issuance; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:
               (i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then each such share of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.
               (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then each such share of Common Stock underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
               (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

               (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.
               (v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
               (b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.
          (8) HOLDER’S RIGHT OF OPTIONAL REDEMPTION. At any time from and after the eighth (8th) anniversary of the Issuance Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem (each, a “Holder Optional Redemption”) up to all of the Conversion Amount of this Note (the “Available Holder Optional Redemption Amount”) by delivering written notice thereof (a “Holder Optional Redemption Notice”) to the Company. The Holder Optional Redemption Notice shall indicate the Conversion Amount of the Available Holder Optional Redemption Amount the Holder is electing to have redeemed (the “Holder Optional Redemption Amount”). The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to 107% of the Holder Optional Redemption Amount (the “Holder Optional Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of Section 12. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Optional Redemption Price, the Holder Optional Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Optional Redemption Amount in the manner set forth by the Holder in the applicable Conversion Notice.
          (9) OPTIONAL REDEMPTIONS AT THE COMPANY’S ELECTION.
               (a) General. At any time from and after the eighth (8th) anniversary of the Issuance Date, so long as there has been no Equity Conditions Failure, the Company shall have the right, to redeem all or any portion of the Conversion Amount then remaining under this Note (the “Optional Redemption Amount”) as designated in the Optional Redemption Notice, as of the Optional Redemption Date (an “Optional Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company in cash at a price equal to the 107% of the Conversion Amount being redeemed (the “Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes (the “Optional Redemption Notice” and the date all of the holders received such notice is referred to as the “Optional Redemption Notice Date”) and each Optional Redemption Notice shall be irrevocable. The Optional Redemption Notice shall state (1) the date on which the Optional Redemption shall occur (the “Optional Redemption Date”) which date shall be not less than five (5) Trading Days nor more than thirty (30) Trading Days after the Optional Redemption Notice Date, and (2) the aggregate Conversion Amount of the Notes which the Company has elected to be subject to Optional Redemption from all of the holders of the Notes pursuant to this Section 9(a) (and analogous provisions under the Other Notes) on the Optional Redemption Date. The Company may not effect more than one (1) Optional Redemption. Notwithstanding anything to the contrary in this Section 9(a), until the Optional Redemption Price is paid, in full, the Optional Redemption

Amount may be converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder after the Optional Redemption Notice Date shall reduce the Optional Redemption Amount of this Note required to be redeemed on the Optional Redemption Date. Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12.
               (b) Acquisition Redemption. Contemporaneously with the consummation of the Acquisition, so long as there has been no Acquisition Redemption Equity Conditions Failure, the Company shall have the right to redeem up to the Acquisition Redemption Amount as designated in the Acquisition Redemption Notice (as defined below) (the “Acquisition Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(b) shall be redeemed by the Company in cash at the Acquisition Redemption Price. Upon the earlier to occur of (i) the consummation of the Acquisition and (ii) February 27, 2007, the Series B Warrants shall become exercisable in accordance with the terms thereof. The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes (the “Acquisition Redemption Notice” and the date all of the holders received such notice is referred to as the “Acquisition Redemption Notice Date”). The Acquisition Redemption right granted to the Company pursuant to this Section 9(b) may only be exercised on one (1) occasion, simultaneously with the consummation of the Acquisition, and the Acquisition Redemption Notice shall be irrevocable. The Acquisition Redemption Notice shall be delivered no later than three (3) Business Days prior to the projected date of consummation of such Acquisition and shall state (A) that the Company expects to consummate the Acquisition, (B) the projected date of the consummation of such Acquisition, which date shall also be the date the Acquisition Redemption Price is due to be paid to the Holder (the “Acquisition Redemption Date”), (C) the Conversion Amount of this Note which the Company has elected to be subject to the Acquisition Redemption (the “Holder Acquisition Redemption Amount”) pursuant to this Section 9(b) and (D) the number of shares of Common Stock into which the Series B Warrants shall become exercisable. Notwithstanding anything to the contrary in this Section 9(b), until the Acquisition Redemption Price is paid, in full, the Holder Acquisition Redemption Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder after the Acquisition Redemption Notice Date shall reduce the Holder Acquisition Redemption Amount required to be redeemed. Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12. In the event that the Company does not elect to redeem any portion of this Note upon the consummation of the Acquisition, then the Company shall deliver a written notice to the Holder in the same manner, at the same time and setting forth the information required in clauses (A) and (B) above for an Acquisition Redemption Notice and such notice shall also state that the number of shares of Common Stock into which the Series B Warrants shall become exercisable in accordance with the terms of such warrants.
               (c) Pro Rata Redemption Requirement. If the Company elects to cause an Optional Redemption or an Acquisition Redemption pursuant to Section 9(a) or Section 9(b), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause an Optional Redemption or Acquisition Redemption pursuant to Section 9(a) or Section 9(b) (or similar provisions under the Other Notes) with respect to less than all of the Conversion Amounts of the Notes then outstanding, then the Company shall require redemption of a Conversion Amount from each of the holders of the Notes equal to the product of (i) the aggregate Conversion Amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 9(a) or Section 9(b), as applicable, multiplied by (ii) the fraction, the numerator of which is the sum of the aggregate initial principal amount of the Notes purchased by such holder of outstanding Notes and the denominator of which is the sum of the aggregate initial principal amount of the Notes purchased by all holders holding outstanding Notes (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”); provided, however that in the event that any holder’s Pro Rata Redemption Amount exceeds the outstanding Principal amount of such holder’s Note, then such excess Pro Rata Redemption Amount shall be allocated amongst the remaining holders of Notes in accordance with the foregoing formula. In the event that the initial holder of any Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.
          (10) NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.
          (11) RESERVATION OF AUTHORIZED SHARES.
               (a) Reservation. Commencing on the Amendment Date and until the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Date Effective Date, as the case may be, the Company shall reserve in respect of the conversion of the Notes not less than 100,000,000 shares of Common Stock. Immediately on and after the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Date Effective Date, as the case may be, the Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Amendment Date and, for so long thereafter as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Amendment Date or on the date of any increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.
               (b) Insufficient Authorized Shares. If at any time after the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Date Effective Date, as the case may be, while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.
          (12) HOLDER’S REDEMPTIONS.
               (a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. The Company shall deliver to the Holder Optional Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder Optional Redemption Notice. The Company shall deliver the Acquisition Redemption Price to the Holder on the Acquisition Redemption Date. The Company shall deliver the Optional Redemption Price on the applicable Optional Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Bid Price during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.
               (b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), Section 5(b) or Section 8 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof), forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three (3) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.
          (13) SECURITY; LIEN SUBORDINATION. (a) Security. The Obligations are secured to the extent and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).
               (b) Subordination of Liens. Notwithstanding the terms (including the description of Collateral, dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of any security interest or lien; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law and any provision of the UCC or any other applicable law to the contrary, the Holder agrees that:
                    (i) at any time when the CIT Facility is the only Permitted Senior Indebtedness outstanding, CIT, in its capacity as administrative agent, and for the benefit of, the lenders who are from time to time party to the CIT Facility shall have a first priority security interest in and lien upon the all Collateral consisting of inventory located in the United States and accounts receivable (the “CIT First Priority Collateral”);

                    (ii) at any time when the Permitted Acquisition Indebtedness is outstanding, the lenders who are from time to time party to such Permitted Acquisition Indebtedness shall have a first priority security interest in and lien upon the Collateral;
                    (iii) the Collateral Agent, for the benefit of the holders of Notes, shall have (A) at any time when the CIT Facility is the only Permitted Senior Indebtedness outstanding, a first priority security interest in and Lien upon all Collateral other than the CIT First Priority Collateral and a second priority security interest in and lien upon the CIT First Priority Collateral and (B) at any time when the Permitted Acquisition Indebtedness is outstanding, a second priority security interest in and lien upon the Collateral, in each case subject to Permitted Liens.
          (14) VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the Delaware General Corporation Law, and as expressly provided in this Note.
          (15) COVENANTS.
               (a) Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries other than Permitted Senior Indebtedness (other than the CIT Facility, which ranks pari passu with the Notes).
               (b) Indebtedness. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.
               (c) Existence of Liens. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.
               (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.
               (e) Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders.
               (f) Consolidated EBITDA. So long as any Obligations are outstanding, the Company shall not permit Consolidated EBITDA of the Company and its Subsidiaries at the end of each Fiscal Quarter of the Company and its Subsidiaries commencing with the third (3rd) Fiscal Quarter of 2007 to be less than $3,000,000.
               (g) Dispositions. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing); provided, however, that the Company and its Subsidiaries may (i) sell inventory in the ordinary course of business, (ii) dispose of obsolete or worn-out equipment in the ordinary course of business and (iii) dispose of the non-core assets set forth on Schedule 15(g) hereto.
               (h) Additional Guaranties and Collateral Security. The Company and each Subsidiary Guarantor (as defined in the Security Documents) shall cause each Subsidiary of the Company or any such Subsidiary Guarantor not in existence on the Issuance Date, to execute and deliver to the Collateral Agent promptly and in any event within five (5) Business Days after the formation, acquisition or change in status thereof (i) a Guarantee guaranteeing the Obligations, (ii) a Security Agreement, (iii) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (A) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (B) undated stock powers executed in blank, and (C) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (iv) one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien on such real property (subject to Permitted Liens), a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor’s certificate, each in form and substance reasonably satisfactory to the Collateral Agent, together with such other agreements, instruments and documents as the Collateral Agent may reasonably require, and (v) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the this Note and that all property and assets of such Subsidiary shall become Collateral for the Obligations.
          (16) PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

          (17) AMENDMENTS.
               (a) Vote to Change the Terms of Notes. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.
               (b) Amendments Related to Permitted Acquisition Indebtedness. The Holder hereby agrees that upon the incurrence of any Permitted Acquisition Indebtedness, this Note, the Other Notes and the Security Documents, in each case to the extent applicable, shall be amended such that (i) no covenants or Events of Default provisions herein or therein shall be more restrictive than those contained in the documents evidencing the Permitted Acquisition Indebtedness and (ii) the financial covenants in this Note and the Other Notes in Section 15(f) shall be identical to any similar covenant in the Permitted Acquisition Indebtedness.
          (18) TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement; provided, however, that any such sale, assignment or transfer is in a minimum amount equal to the lesser of (a) $2,000,000 (or a multiple of $1,000,000 in excess thereof) or (b) the outstanding Principal amount, Interest and Late Charges, if any, of this Note; provided, further, however, that such minimum amount shall not apply to any sale, assignment or transfer to an affiliate of the Holder.
          (19) REISSUANCE OF THIS NOTE.
               (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 19(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
               (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.
               (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
               (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.
          (20) REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
          (21) PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
          (22) CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

          (23) FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
          (24) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
          (25) NOTICES; PAYMENTS.
               (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.
               (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the

Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”). All payments of any Redemption Price to be made by the Company to the Holder hereunder shall also include payment in respect of any other Obligations then due and owing.
          (26) CANCELLATION. After all the Obligations (excluding any Obligations that are contingent, unmatured or otherwise unknown at the time of payment) at any time owed have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued; provided, however, that any contingent, unmatured or unknown claims arising under the Transaction Documents that are known as of the date of payment or that mature or become known thereafter and which would otherwise be considered Obligations hereunder shall survive the cancellation of this Note.
          (27) WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.
          (28) GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.
          (29) CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:
                    (a) “Acquisition” means the acquisition, directly or indirectly, whether by way of stock purchase, merger, consolidation or similar transaction of a business engaged in the manufacture and sale of consumer products in the bath and skincare segments which acquisition shall be in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to the consummation of such acquisition.
                    (b) “Acquisition Redemption Amount” means, on any date of determination, an aggregate Principal amount of the Notes up to $20,000,000.
                    (c) “Acquisition Redemption Equity Conditions” means that each of the following applicable conditions is satisfied: (i) prior to the two hundred fortieth (240th) day after the Issuance Date, (A) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (B) there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (C) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document; and (D) the Transaction Stockholder Consent or the Transaction Stockholder Approval, as the case may be, shall have been obtained; and (ii) thereafter, the Equity Conditions.
                    (d) “Acquisition Redemption Equity Conditions Failure” means during any period commencing with the Acquisition Redemption Notice Date through the date of redemption, the Acquisition Redemption Equity Conditions have not been satisfied (or waived in writing by the Holder).
                    (e) “Acquisition Redemption Price” means in the event that the Company redeems an aggregate Principal amount equal to up to $20,000,000 in connection with the Acquisition Redemption pursuant to Section 9(b), (i) for up to $10,000,000 of Principal amount redeemed that results in a permanent reduction in Principal amount of the Note and provided that no other convertible indebtedness or other convertible securities are being issued by the Company to any lender providing financing for the Acquisition or any of their respective affiliates in replacement thereof, 115% of the Conversion Amount being redeemed and (ii) for any Principal amount in excess of amounts redeemed pursuant to clause (i) hereof, but not to exceed $20,000,000, such price that is mutually agreed upon by the Holder and the Company and in the event that the Holder and the Company cannot mutually agree upon a price when such agreement is required pursuant to the foregoing (ii), there shall be no Acquisition Redemption other than pursuant to clause (i) hereof.
                    (f) “Acquisition Special Cure Period” means the period ending as of the earlier to occur of (i) March 1, 2007 and (ii) the date of the consummation of the Acquisition.
                    (g) “Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person (it being understood that a Person shall be deemed to “control” another Person, for purposes of this definition, if such Person directly or indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, through contracts or otherwise).
                    (h) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.
                    (i) “Authorized Share Stockholder Approval” has the meaning ascribed to such term in the Amendment Agreement.
                    (j) “Authorized Share Stockholder Approval Date” has the meaning ascribed to such term in the Amendment Agreement.
                    (k) “Authorized Share Stockholder Consent” has the meaning ascribed to such term in the Amendment Agreement.
                    (l) “Authorized Share Stockholder Consent Effective Date” has the meaning ascribed to such term in the Amendment Agreement.
                    (m) “Authorized Share Stockholder Meeting Deadline” has the meaning ascribed to such term in the Amendment Agreement.
                    (n) “Bloomberg” means Bloomberg Financial Markets.
                    (o) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
                    (p) “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                    (q) “Certificate of Designations” has the meaning ascribed to such term in the Exchange Agreement.
                    (r) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.
                    (s) “CIT Facility” means the Financing Agreement dated as of August 3, 2006 between The CIT Group/Commercial Services, Inc. (“CIT”) as lender and Ascendia Brands Co., Inc., as borrower, and the documents executed in connection therewith; provided, however, that the aggregate outstanding amount (taking into account the maximum amounts which may be advanced under the loan documents evidencing the CIT Facility) does not at any time exceed $13,000,000.
                    (t) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
                    (u) “Collateral Agent” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all successors thereto.

                    (v) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion or exercise, as applicable, of the Notes, the Preferred Shares and the Warrants.
                    (w) “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, and (D) amortization expense.
                    (x) “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from the sale or other disposition of assets (excluding any sales of inventory in the ordinary course of business on ordinary business terms), (b) restructuring charges, (c) any tax refunds, net operating losses or other net tax benefits, (d) effects of discontinued operations, (e) interest income (including interest paid-in-kind) and (f) any fees and expenses arising out of or relating to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.
                    (y) “Consolidated Net Interest Expense” means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.
                    (z) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

                    (aa) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.
                    (bb) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.
                    (cc) “Equity Conditions” means that each of the following conditions is satisfied: (i) on each day during the period beginning six months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Notes and Preferred Shares and exercise of the Warrants shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered shares of Common stock issuable upon conversion of the Notes and Preferred Shares and upon exercise of the Warrants to the holders on a timely basis as set forth in Section 3(c)(i) hereof (and analogous provisions under the Other Notes), the Certificate of Designations and Section 1(a) of the Warrants; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Notes and Preferred Shares and shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document; and (ix) the Transaction Stockholder Approval and the Authorized Share Stockholder Approval shall have been obtained.
                    (dd) “Equity Conditions Failure” means that during any period commencing with the Optional Redemption Notice Date through the Optional Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).
                    (ee) “Excluded Security” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes or the Preferred Shares or the exercise of the Warrants; (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date; and (iv) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 7(b).
                    (ff) “Fiscal Quarter” means each of the fiscal quarters adopted by the Company for financial reporting purposes that correspond to the Company’s fiscal year that ends on the last day of February, or such other fiscal quarter adopted by the Company for financial reporting purposes in accordance with GAAP.
                    (gg) “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
                    (hh) “GAAP” means United States generally accepted accounting principles, consistently applied.
                    (ii) “Guarantee” means (i) the guarantee of each Subsidiary Guarantor and (ii) each guarantee substantially in the form of Exhibit L-2 to the Securities Purchase Agreement made by any other Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes pursuant to Section 15(g), in each case as such agreement may be amended, modified, supplemented or reaffirmed.
                    (jj) “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.
                    (kk) “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.
                    (ll) “Interest Rate” means, (i) initially, nine percent (9.0%) per annum, (ii) in the event that the Company has not obtained the Authorized Share Stockholder Approval by the Authorized Share Stockholder Meeting Deadline, eleven percent (11.0%) and (iii) in the event that the Company has not obtained the Authorized Share Stockholder Approval by June 30, 2007, thirteen percent (13.0%), in each case subject to adjustment as provided herein.
                    (mm) “Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance satisfactory to the Collateral Agent, made by the Company or any Subsidiary Guarantor in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, securing the Obligations and delivered to the Collateral Agent pursuant to the Security Documents, Section 15(g) hereof or otherwise.

                    (nn) “Obligations” means all present and future indebtedness, obligations, and liabilities of the Company and any Subsidiary Guarantor to the Collateral Agent and the holders of the Notes under the Transaction Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 4(a). Without limiting the generality of the foregoing, the Obligations of each party under the Transaction Documents include (a) the obligation to pay principal, interest, charges (including Late Charges), expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Transaction Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Collateral Agent or any holder of Notes (in its sole discretion) may elect to pay or advance on behalf of such Person.
                    (oo) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
                    (pp) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
                    (qq) “Permitted Acquisition Indebtedness” means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any reasonable out-of-pocket costs, enforcement expenses (including reasonable out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto) payable by Company and/or its Subsidiaries under or in connection with any credit facility to be entered into by the Company and/or its Subsidiaries with one or more financial institutions (and on terms and conditions) in connection with the financing of, or subsequent to, the Acquisition, in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to the execution of any such facility; provided, however, that the aggregate outstanding amount of such Indebtedness permitted hereunder (taking into account the maximum amounts which may be advanced under the loan documents evidencing such Permitted Acquisition Indebtedness) does not at any time exceed $250,000,000.
                    (rr) “Permitted Financing” means, in one or more transactions, any issuance or sale or in accordance with Section 7, any deemed issuance or sale (i) which issuance or sale does not exceed $5,000,000 in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such transaction and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive

Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.
                    (ss) “Permitted Indebtedness” means (i) Permitted Senior Indebtedness, (ii) Indebtedness evidenced by this Note and the Other Notes, (iii) Indebtedness evidenced by a seller note issued in connection with the Acquisition, (iv) other unsecured Indebtedness in an aggregate amount not to exceed $20,000,000 outstanding at any time incurred by the Company and/or any of its Subsidiaries that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (v) Indebtedness secured by Permitted Liens, (vi) Indebtedness to trade creditors incurred in the ordinary course of business, and (vii) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.
                    (tt) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Obligations, (v) Liens (A) upon or in any equipment (as defined in the Security Agreement) acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) Liens securing the obligations under Permitted Senior Indebtedness; (viii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (x) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix).
                    (uu) “Permitted Senior Indebtedness” means (i) prior to the consummation of the Acquisition, the CIT Facility and (ii) following the consummation of the Acquisition, the Permitted Acquisition Indebtedness.

                    (vv) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
                    (ww) “Pledge Agreement” means a Pledge and Security Agreement made by the Company or any Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, substantially in the form of Exhibit J to the Securities Purchase Agreement, as such agreement may be amended, modified, supplemented or reaffirmed, securing the Obligations and delivered to the Collateral Agent.
                    (xx) “Preferred Shares” has the meaning ascribed to such term in the Exchange Agreement.
                    (yy) “Principal Market” means the American Stock Exchange.
                    (zz) “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Holder Optional Redemption Notice, the Optional Redemption Notices and the Acquisition Redemption Notice, and each of the foregoing, individually, a Redemption Notice.
                    (aaa) “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) — (vi) and (ix) — (xviii), 125% or (ii) in the case of the Events of Default described in Section 4(a)(vii) — (viii), 100%.
                    (bbb) “Redemption Prices” means, collectively, the Event of Default Redemption Price, Change of Control Redemption Price, the Holder Optional Redemption Price, the Optional Redemption Price and the Acquisition Redemption Price and, each of the foregoing, individually, a Redemption Price.
                    (ccc) “Registration Rights Agreement” means that certain registration rights agreement dated as of August 2, 2006 by and among the Company and the initial holders of the Notes, as such agreement may be amended, modified or supplemented, relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes and the Preferred Shares and exercise of the Warrants.
                    (ddd) “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.
                    (eee) “SEC” means the United States Securities and Exchange Commission.
                    (fff) “Security Agreement” means a Security Agreement made by the Company or any Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, substantially in the form of Exhibit K to the Securities Purchase Agreement, as such agreement may be amended, modified, supplemented or reaffirmed, securing the Obligations and delivered to the Collateral Agent.

                    (ggg) “Security Documents” has the meaning ascribed to such term in the Securities Purchase Agreement.
                    (hhh) “Series B Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all successors thereto.
                    (iii) “Subscription Date” means June 30, 2006.
                    (jjj) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
                    (kkk) “Title Insurance Policy” means a mortgagee’s loan policy, in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company reasonably satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Collateral Agent, delivered to the Collateral Agent.
                    (lll) “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on any such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on any such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
                    (mmm) “Transaction Documents” has the meaning ascribed to such term in the Securities Purchase Agreement.
                    (nnn) “Transaction Stockholder Approval” has the meaning ascribed to such term in the Amendment Agreement.
                    (ooo) “Transaction Stockholder Consent” has the meaning ascribed to such term in the Amendment Agreement.
                    (ppp) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                    (qqq) “Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.
                    (rrr) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
          (30) DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note (other than in connection with the delivery of the notice requesting approval of the Acquisition or Permitted Acquisition Indebtedness pursuant to the definitions thereof which the Holder has elected to receive in accordance with Section 4(j)(ii) of the Securities Purchase Agreement), unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information, relating to the Company or its Subsidiaries, the Company shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.
[Signature Page Follows]

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date and amended and restated as of the Amendment Date set out above.

ASCENDIA BRANDS, INC.
By:	/s/ Joseph A. Falsetti
	Name:	Joseph A. Falsetti
	Title:	President and Chief Executive Officer

SCHEDULE I
Existing Events of Default
          Any default under this Note, the Existing Note or any other Transaction Document relating to or arising out of the failure by the Company to (1) file the Registration Statement as required by the Existing Registration Rights Agreement (as defined in the Amendment Agreement) by the Filing Deadline (as defined in the Existing Registration Rights Agreement), (2) make any payment of accrued interest due on December 31, 2006 pursuant to Section 2 of the Existing Note and (3) comply with the provisions of Section 15(f) of this Note at the end of the third and fourth Fiscal Quarters of 2007.

SCHEDULE 15(g)
The stock in and assets of Cenuco, Inc., a Florida corporation, and all assets presently associated with the health and beauty care business outside the United States

EXHIBIT I
ASCENDIA BRANDS, INC.
CONVERSION NOTICE
Reference is made to the Amended and Restated Senior Secured Convertible Note (the “Note”) issued to the undersigned by Ascendia Brands, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”), as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of the Note submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 3(d)(i) of the Note.
Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

ACKNOWLEDGMENT
          The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated December [___], 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.
By:
Name:
Title: